UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Definitive Healthcare Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 23, 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders of Definitive Healthcare Corp. on Thursday, June 4, 2026, at 2:00 PM, Eastern Time. The Annual Meeting will be held at 492 Old Connecticut Path, Suite 401, Framingham, MA 01701.

The Notice of Annual Meeting of Stockholders and Proxy Statement, both of which accompany this letter, provide details regarding the business to be conducted at the Annual Meeting. A Notice of Internet Availability of Proxy Materials is being mailed, and the Proxy Statement, annual report and the form of proxy are first being sent or made available to stockholders on or about April 23, 2026. We urge you to read the accompanying materials regarding the matters to be voted on at the Annual Meeting and to submit your voting instructions by proxy.

Whether or not you plan to attend the Annual Meeting, your vote is important to us. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing and promptly returning a proxy card, or you may vote in person at the Annual Meeting. We encourage you to vote by Internet, by telephone, or by proxy card in advance even if you plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the Annual Meeting.

Thank you for your continued support of Definitive Healthcare Corp.

Sincerely,

Kevin Coop Chief Executive Officer, Director

DEFINITIVE HEALTHCARE CORP.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

DATE	Thursday, June 4, 2026

TIME	2:00 PM, Eastern Time

PLACE	492 Old Connecticut Path, Suite 401, Framingham, MA 01701

ITEMS OF BUSINESS

We are holding the meeting for the following purposes, as more fully described in our Proxy Statement:

1.
To elect the three Class II directors of Definitive Healthcare Corp. named in the Proxy Statement, each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.
2.
To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
3.
To approve an amendment to the Definitive Healthcare Corp. 2021 Equity Incentive Plan (the “2021 Plan”), to increase the number of shares of Class A Common Stock, par value $0.001 per share (“Common Stock”) that we will have authority to grant under the 2021 Plan by 15,000,000 from 30,972,789 to 45,972,789.
4.
To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement.
5.
To consider such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

RECORD DATE

You may vote at the Annual Meeting if you were a stockholder of record at the close of business on April 13, 2026.

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting beginning ten days prior to the Annual Meeting during ordinary business hours at 492 Old Connecticut Path, Suite 401, Framingham, MA 01701. If you would like to view the list, please email us at annualmeeting@definitivehc.com. In addition, the list of stockholders of record will be available at the Annual Meeting for inspection by any stockholder who is present.

VOTING BY PROXY

To ensure your shares are voted, please follow the instructions on the Notice of Internet Availability of Proxy Materials or physical proxy card you received in the mail. You may vote your shares over the Internet, by telephone, or by completing, signing and mailing your physical proxy card. Voting procedures are described on the following page, on the Notice of Internet Availability of Proxy Materials, and/or on the physical proxy card you received in the mail.

By Order of the Board of Directors,

Jonathan Paris Chief Legal Officer and Secretary April 23, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, June 4, 2026: This Proxy Statement and our Annual Report are available free of charge at www.proxydocs.com/DH.

PROXY VOTING METHODS

If at the close of business on April 13, 2026 (the “Record Date”), you were a stockholder of record you may vote your shares in person at the Annual Meeting or in advance over the Internet, by telephone, or by mail. You may also revoke your proxies at the times and in the manners described in the General Information section of this Proxy Statement. We encourage you to vote by Internet, by telephone, or by proxy card in advance even if you plan to attend the Annual Meeting. By doing so, you will ensure that your shares are represented and voted at the Annual Meeting.

Shares Held of Record. If you hold your shares in your own name as a holder of record with our transfer agent, Equiniti Trust Company, LLC, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice of Internet Availability (“Notice”) or a printed copy of the proxy materials, follow the instructions in the Notice or on the proxy card.

By Telephone	If you received the Notice or a printed copy of the proxy materials, follow the instructions on the Notice or on the proxy card.

By Mail	If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.

In Person

You may also vote in person by attending the meeting and submitting your proxy card. Please see the General Information section of this Proxy Statement for additional information on how to attend in person.

Shares Held in Street Name. If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank, or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person at the Annual Meeting, you may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy at the meeting.

YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

Definitive Healthcare Corp.

492 Old Connecticut Path, Suite 401

Framingham, MA 01701

Telephone: (508) 720-4224

PROXY STATEMENT

Annual Meeting of Stockholders

June 4, 2026

GENERAL INFORMATION

Why am I being provided with these materials?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, the Notice of Internet Availability of Proxy Materials was mailed, and this Proxy Statement, annual report, and the form of proxy were first sent or made available to stockholders on or about April 23, 2026. We have provided these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Definitive Healthcare Corp. (“we,” “our,” “us” and the “Company”) of proxies to be voted at our Annual Meeting of Stockholders to be held on June 4, 2026 (the “Annual Meeting”), and at any postponements or adjournments of the Annual Meeting. You are invited to attend the Annual Meeting and vote your shares or to vote your shares in advance by proxy via the Internet, by telephone, or by mail.

What am I voting on?

There are four proposals scheduled to be voted on at the Annual Meeting:

•
Proposal No. 1: To elect the three Class II directors of Definitive Healthcare Corp. named in this Proxy Statement, each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal.
•
Proposal No. 2: To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
•
Proposal No. 3: To approve an amendment to the Definitive Healthcare Corp. 2021 Equity Incentive Plan (the “2021 Plan”), to increase the number of shares of Common Stock that we will have authority to grant under the 2021 Plan by 15,000,000 from 30,972,789 to 45,972,789.
•
Proposal No. 4: To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement.

Who is entitled to vote?

Stockholders of record as of the close of business on April 13, 2026 (the “Record Date”) may vote at the Annual Meeting or any postponement or adjournment thereof. As of that date, there were 105,456,979 shares of our Class A Common Stock and 38,225,333 shares of our Class B Common Stock, par value $0.00001 (the “Class B Common Stock”) outstanding. Holders of our Class A Common Stock have one vote for each share of Class A Common Stock held as of the Record Date, and holders of our Class B Common Stock have one vote for each share of Class B Common Stock held as of the Record Date, in each case including shares:

•
Held directly in your name as “stockholder of record” (also referred to as “registered stockholder”); and
•
Held for you in an account with a broker, bank, or other nominee (shares held in “street name”). Street name holders generally cannot vote their shares directly and instead must instruct the brokerage firm, bank, or nominee how to vote their shares.

Our Class A Common Stock and Class B Common Stock will vote together as a single class on all matters described in this Proxy Statement for which stockholder votes are being solicited.

What constitutes a quorum?

The presence in person or by proxy of the holders of record of a majority in voting power of the shares entitled to vote at the Annual Meeting shall constitute a quorum. Abstentions, “withhold” votes, and shares represented by “broker non-votes” that are present in person or by proxy and entitled to vote at the Annual Meeting are counted for purposes of determining a quorum.

What is a “broker non-vote”?

A broker non-vote occurs when shares held through a broker are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at its discretion. Proposal Nos. 1, 3, and 4 are considered non-routine matters, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal. Proposal No. 2 is considered a routine matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on this proposal.

How many votes are required to approve each proposal?

For Proposal No. 1, under our Amended and Restated Certificate of Incorporation (“Charter”), directors are elected by the plurality of the votes cast by the holders of shares present in person or represented by proxy at the meeting and entitled to vote thereon. There is no cumulative voting. Director nominees who receive the greatest number of affirmative votes will be elected. In an uncontested election where the number of nominees equals the number of director seats up for election, all the nominees will be elected as long as there is a quorum and they receive at least one vote. Under our Corporate Governance Guidelines, we maintain a policy that requires a director in an uncontested election who does not receive a majority of the votes cast to tender his or her resignation from the Board and all committees thereof. Under our Corporate Governance Guidelines, a director nominee shall have failed to receive the affirmative vote of a majority of votes cast if the number of “withhold” votes in respect of such director nominee’s election exceeds the number of votes “for” such director nominee’s election (excluding broker non-votes). The Nominating and Corporate Governance Committee will assess the appropriateness of the nominee continuing to serve as a director and will recommend to the Board the action to be taken with respect to the resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days from the publication of the election results.

For Proposal No. 2, under our Bylaws, approval of the proposal requires the affirmative vote of the holders of a majority in voting power of the shares of stock present in person or by proxy and entitled to vote thereon. It is important to note that Proposal No. 2 is advisory and therefore not binding on the Board. While the ratification of Deloitte & Touche LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise, if our stockholders fail to ratify the selection, we will consider it notice to the Board and the Audit Committee to consider, in their discretion, the selection of a different firm. In addition, even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different firm if at any time during the year they determine that such a change would be in the best interests of the Company and its stockholders.

For Proposal No. 3, under our Bylaws, approval of the proposal requires the affirmative vote of the holders of a majority in voting power of the shares of stock present in person or by proxy and entitled to vote thereon. Proposal No. 3 is not advisory; stockholder approval is binding and is required under applicable Nasdaq listing rules because Proposal No. 3 relates to a material amendment to our equity compensation plan.

For Proposal No. 4, under our Bylaws, approval of the proposal requires the affirmative vote of the holders of a majority in voting power of the shares of stock present in person or by proxy and entitled to vote thereon. It is important to note that Proposal No. 4 is advisory and therefore not binding on the Board. Nevertheless, the Board and the Human Capital Management and Compensation Committee (the “HCM & Compensation Committee”) value the opinions of stockholders in this matter and, to the extent there is any significant vote in opposition to the compensation of the Company’s named executive officers, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps.

How are votes counted?

With respect to the election of directors (Proposal No. 1), you may vote “FOR” or “WITHHOLD” with respect to each nominee. Votes that are “withheld” will not count as a vote “FOR” or “AGAINST” a director because directors are elected by plurality voting; however, votes that are “withheld” may trigger the director resignation policy set forth in our Corporate Governance Guidelines as described elsewhere in this Proxy Statement. Broker non-votes will have no effect on the outcome of Proposal No. 1 and there will not be any abstentions on this proposal.

With respect to the ratification of our independent registered public accounting firm (Proposal No. 2), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” Proposal No. 2. Because brokers have the discretionary authority to vote on Proposal No. 2, we do not expect any broker non-votes on this proposal.

With respect to approval of an increase in shares in the 2021 Stock Plan (Proposal No. 3), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” Proposal No. 3. Broker non-votes will have no effect on the outcome of Proposal No. 3.

With respect to advisory approval of the compensation of our named executive officers (Proposal No. 4), you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Abstentions will have the same effect as a vote “AGAINST” Proposal No. 4. Broker non-votes will have no effect on the outcome of Proposal No. 4.

If you sign and submit your proxy card without voting instructions, your shares will be voted in accordance with the recommendation of the Board with respect to the Proposals.

We are not aware of any matters to be voted on by stockholders at the Annual Meeting other than those referenced above. If any matter is properly presented at the Annual Meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.

How does the Board recommend that I vote?

Our Board recommends that you vote your shares:

•
“FOR” each of the Class II director nominees set forth in this Proxy Statement;
•
“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
•
“FOR” the Share Increase Proposal for the 2021 Plan; and
•
“FOR” the advisory vote on the executive compensation of our named executive officers.

Who will count the vote?

Representatives of Mediant, a BetaNXT business (“Mediant”) or its designee will tabulate the votes and act as inspectors of election.

How do I vote my shares without attending the Annual Meeting?

If you are a stockholder of record, you may vote by authorizing a proxy to vote on your behalf at the Annual Meeting. Specifically, you may authorize a proxy:

By Internet	If you received the Notice of Internet Availability (“Notice”) or a printed copy of the proxy materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received the Notice or a printed copy of the proxy materials, follow the instructions on the Notice or on the proxy card.
By Mail	If you received a printed copy of the proxy materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person

You may also vote in person by attending the meeting and submitting your proxy card. Please see the General Information section of this Proxy Statement for additional information on how to attend in person.

If you hold your shares in street name, you may submit voting instructions to your broker, bank, or other nominee. In most instances, you will be able to do this over the Internet, by telephone, or by mail. Please refer to information from your bank, broker, or other nominee on how to submit voting instructions.

How do I attend and vote my shares at the Annual Meeting?

This year’s Annual Meeting will be held at 492 Old Connecticut Path, Suite 401, Framingham, MA 01701. The instructions for how to attend the Annual Meeting and vote, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/DH.

What does it mean if I receive more than one proxy card on or about the same time?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each proxy card you receive.

May I change my vote or revoke my proxy?

Yes. Whether you have voted by Internet, telephone, or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

•
sending a written statement to that effect to our Secretary, provided such statement is received no later than June 4, 2026;
•
voting by Internet or telephone at a later time than your previous vote and before the closing of those voting facilities at the Annual Meeting on June 4, 2026;
•
submitting a properly signed proxy card, which has a later date than your previous vote, and that is received no later than June 4, 2026; or
•
attending the Annual Meeting and voting in person.

If you hold shares in street name, please refer to information from your bank, broker, or other nominee on how to revoke or submit new voting instructions.

Could other matters be decided at the Annual Meeting?

We are not aware of any matters to be voted on by stockholders at the Annual Meeting other than those referenced above. If any matter is properly presented at the Annual Meeting, your executed proxy gives your proxy holder discretionary authority to vote your shares in accordance with their best judgment with respect to the matter.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers, or employees of the Company (for no additional compensation) in person or by telephone, electronic transmission, and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

The information provided in the “question and answer” format above is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

PROPOSAL NO. 1—ELECTION OF CLASS II DIRECTORS

Our Charter provides for a classified Board of Directors divided into three classes. Chris Egan, Samuel A. Hamood, and Sastry Chilukuri constitute a class with a term that expires at the Annual Meeting (the “Class II Directors”); Scott Stephenson and Kathleen A. Winters with a term that expires at the Annual Meeting of Stockholders in 2027 (the “Class III Directors”) and Kevin Coop, Jason Krantz and Lauren Young constitute a class with a term that expires at the Annual Meeting of Stockholders in 2028 (the “Class I Directors”). Upon the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has considered and nominated the following slate of nominees to serve as Class II Directors for a three-year term expiring at the Annual Meeting of Stockholders in 2029: Chris Egan, Samuel A. Hamood, and Sastry Chilukuri. Action will be taken at the Annual Meeting for the election of these three Class II Director nominees.

Unless otherwise instructed, the persons named in the form of proxy card (the “proxyholders”) included with this Proxy Statement intend to vote the proxies held by them “FOR” the election of the director nominees. All of the nominees have indicated that they will be willing and able to serve as directors. Each person nominated for election has agreed to be named in this Proxy Statement and to serve if elected. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve. In the event that any of the nominees should be unable to serve or for good cause will not serve, proxies will be voted for a substitute as designated by the Board, or alternatively, the Board may leave a vacancy on the Board or reduce the size of the Board.

Nominating Agreements

On September 17, 2021, in connection with the initial public offering of our Class A Common Stock completed September 17, 2021 (our “IPO”), we entered into nominating agreements with each of an affiliate of Advent, Jason Krantz, and Spectrum Equity, which provide that, subject to certain stock ownership thresholds, the Company will include two designees of Advent, one designee of Jason Krantz, and one designee of Spectrum Equity, respectively, in the slate of director nominees recommended to the Company’s stockholders for election, and the Company will fill any vacancy of any such designated director previously nominated by Advent, Jason Krantz, and Spectrum Equity, respectively, with a new director designated by Advent, Jason Krantz, and Spectrum Equity, respectively. The nominating agreement with Spectrum Equity has been terminated. Chris Egan and Lauren Young are the designees of Advent, and Jason Krantz is the designee of Jason Krantz.

Nominees for Election to the Board of Directors in 2026

The following information describes the offices held, other business directorships, and the term of service of each director nominee, as well as the experiences, qualifications, attributes, or skills that caused the Nominating and Corporate Governance Committee and the Board to determine that the director nominee should serve as a director. Beneficial ownership of equity securities of the director nominees is shown under “Security Ownership of Certain Beneficial Owners and Management” below. Each of the nominees for election at the Annual Meeting was recommended for election by the Nominating and Corporate Governance Committee. All three of the nominees are current directors and, if elected, will be continuing their roles on the Board.

Class II – Directors whose terms expire in 2026

Name	Age	Principal occupation and other information
Chris Egan	49

Mr. Egan has served as a member of the Board of Directors of the Company since July 2019.

Mr. Egan is a Managing Partner of Advent International, L.P., which he joined in 2000. Prior to Advent, Mr. Egan served as an analyst at UBS, a Swiss multinational investment bank and financial services company. Mr. Egan currently serves or has served on the board of directors of NielsenIQ, and Xplor Technologies, each a private company. Mr. Egan holds a B.A. in English and Economics from Dartmouth College.

We believe Mr. Egan is qualified to serve on our Board of Directors because of his financial knowledge, investment experience, and his service as director of other software solutions companies.

Sastry Chilukuri	51

Mr. Chilukuri has served as a member of the Board of Directors of the Company since September 2022.

Mr. Chilukuri currently serves as the Chairman & CEO of Emmes Group, a provider of services and technology and artificial intelligence solutions to government, biopharma and contract research organizations to advance clinical research, which he joined in July 2023. He also serves as an Advisor to New Mountain Capital. Previously, Mr. Chilukuri was the Co-Chief Executive Officer of Medidata, a Dassault Systems company and Founder and President of Acorn AI, Medidata’s data science business. Prior to his time at Medidata, Mr. Chilukuri was a Partner at McKinsey & Company, a global management consulting firm, from July 2006 to January 2019. Mr. Chilukuri holds a B.Tech from the Indian Institute of Technology (Banaras Hindu University), Varanasi, an M.S. from The Ohio State University, and an MBA from the Northwestern University Kellogg School of Management.

We believe Mr. Chilukuri is qualified to serve on our Board of Directors because of his technology expertise, consulting experience, knowledge of the healthcare industry, and experience with data analytics and artificial intelligence.

Samuel A. Hamood	57

Mr. Hamood has served as a member of the Board of Directors of the Company since September 2020.

Mr. Hamood currently serves as President and Chief Operating Officer of Culligan International (“Culligan”), which he joined in August 2019. Prior to his time at Culligan, Mr. Hamood has over 30 years of financial and/or executive leadership level experience for several global public and private companies, including Deloitte and Touche, The Walt Disney Company, Hewlett Packard (formerly known as “EDS”), TransUnion, and select private equity healthcare leadership assignments, including both CEO and CFO roles. Mr. Hamood also previously served on the board of directors at Culligan from 2016 to 2019, Finch Therapeutics from 2021 to 2022 and currently serves on the board of directors of NielsenIQ (NIQ), a public company. Mr. Hamood is a Certified Public Accountant (inactive status), and he received his Bachelor of Business Administration in Finance at the University of Iowa, and his Juris Doctor from Southwestern University School of Law.

We believe Mr. Hamood is qualified to serve on our Board of Directors because of his financial expertise and experience in, and knowledge of, the healthcare industry.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF

EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

Continuing Members of the Board of Directors

The following information describes the offices held, other business directorships, and the class and term of each director whose term continues beyond the Annual Meeting and who is not subject to election this year, as well as the experiences, qualifications, attributes, or skills that caused the Board to determine that the director should serve as a director. Beneficial ownership of equity securities for these directors is also shown under “Security Ownership of Certain Beneficial Owners and Management” below.

Class III – Directors whose terms expire in 2027

Name	Age	Principal occupation and other information
Scott Stephenson	68

Mr. Stephenson has served as a member of the Board of Directors of the Company since September 2023.

Mr. Stephenson is an Advisory Partner with Advent International and a Senior Advisor to the Boston Consulting Group. Mr. Stephenson held various roles at Verisk Analytics, Inc., a publicly traded strategic data, analytics, and technology partner to the global insurance industry between 2001 and May 2022, including as a member of the board of directors from April 2013 to May 2022, Chairman of the board from April 2016 to May 2022, Chief Executive Officer from April 2013 to May 2022, and President from March 2011 to May 2022. From 1989 to 1999, Mr. Stephenson was a Partner with The Boston Consulting Group, eventually rising to Senior Partner and member of the firm’s North American operating committee. Since February 2020, Mr. Stephenson has served on the board of directors of Public Service Enterprise Group Inc. (NYSE: PEG), the publicly traded parent company of New Jersey-based gas and electric utility company, Public Service Electric and Gas Co. Mr. Stephenson holds a B.S. from the University of Virginia and an M.B.A. from Harvard Business School.

We believe Mr. Stephenson is qualified to serve on our Board of Directors because of his leadership and financial experience as a public company executive and director, and his data and analytics experience and industry knowledge.

Name	Age	Principal occupation and other information
Kathleen Winters	58

Ms. Winters has served as a member of the Board of Directors of the Company since October 2021.

Ms. Winters is an independent director and former CFO. In addition to our Board of Directors, Ms. Winters currently serves as a member of the board of directors of American Express Global Business Travel, and is also on the Board of Directors for the Hartford Insurance Group, both of which are public companies. Ms. Winters served as Chief Financial Officer at Automatic Data Processing Inc. from 2019 to 2021, a global technology company providing human capital management solutions. At Automatic Data Processing Inc., she was responsible for leading the global finance organization and representing the company to investors, lenders, and rating agencies, and she played a significant role in driving the company’s strategy, growth, and operational effectiveness. Prior to Automatic Data Processing Inc., Ms. Winters served as Chief Financial Officer at MSCI, Inc., a provider of investment decision support tools, including indexes, for institutional investors from 2016 to March 2019. Before that, she spent 14 years in various financial leadership roles at Honeywell International from 2002 to 2016. Ms. Winters began her career at PricewaterhouseCoopers LLP, serving clients primarily in the entertainment and media industries. Ms. Winters holds a bachelor’s degree from Boston College and is a Certified Public Accountant (inactive status).

We believe Ms. Winters is qualified to serve on our Board of Directors because of her financial expertise, numerous leadership positions in financial roles, and extensive experience serving the financial and technology sectors.

Class I – Directors whose terms expire in 2028

Name	Age	Principal occupation and other information
Kevin Coop	61

Mr. Coop has served as Chief Executive Officer and a director of the Company since June 2024.

Prior to joining the Company, Mr. Coop served as Chief Executive Officer and a member of the Board of Directors of DailyPay Inc., a financial services worktech company, where he had served in such roles since June 2022. Mr. Coop also served various leadership roles at Dun & Bradstreet Holdings, Inc., a company providing commercial data, analytics and insights, between January 2019 and June 2022, including President of North America from November 2020 to June 2022, Chief Commercial Officer from April 2019 to November 2020, and Chief Revenue Officer from January 2019 to April 2019. Mr. Coop previously served as President of the Data Analytics division of Black Knight, Inc., a provider of software, data and analytics in the mortgage and consumer loan, real estate and capital markets industries, from January 2014 to February 2019. Before joining Black Knight, Mr. Coop served as Executive Vice President of ServiceLink, a subsidiary of Fidelity National Financial, Inc., from December 2012 to January 2014. Prior to that, he served as President of the Financial Services business lines for Verisk Analytics, Inc., a data analytics company, from May 2005 to December 2012. Mr. Coop holds a B.A. in History and Political Science from the University of California, Los Angeles.

We believe Mr. Coop is qualified to serve on our Board of Directors because of his operational and go-to-market experience within data-based organizations, successful track record of driving transformational change, and knowledge of the data and analytics industries.

Jason Krantz	53

Mr. Krantz has served as Executive Chairman of the Board of Directors of the Company since August 2022, having previously served as Chief Executive Officer and director since founding the Company in February 2011 and as the Company's Interim Chief Executive Officer from January 2024 until June 2024. In September 2025, Mr. Krantz formed and launched Breachway Capital, a venture capital and growth equity firm.

Prior to founding Definitive Healthcare, Mr. Krantz founded and served as CEO of Infinata, a SaaS based provider of intelligence to the pharmaceutical industry under the brand BioPharm Insight, from 1999 to 2007 until the company was sold to Pearson Media Group. In addition, Mr. Krantz has co-founded and helped build several intelligence and analytics companies including Energy Acuity, a privately held provider of intelligence on the alternative energy market, and Xtelligent Media, a privately held integrated marketing company focused on the healthcare industry. Mr. Krantz previously served on the board of directors of RainKing Solutions, a private company, from 2015 until 2017. Mr. Krantz currently serves the board of directors of FINTRX, MDCalc, Boston College Board of Trustees, Recovery.com and Cariina, Inc., each private companies. Mr. Krantz holds a B.S. in Finance and Computer Science from Boston College and an M.B.A. from Harvard Business School.

We believe Mr. Krantz is qualified to serve on our Board of Directors because of his entrepreneurial experiences, finance and data analytics expertise, as well as knowledge of the healthcare industry.

Name	Age	Principal occupation and other information
Lauren Young	43

Ms. Young has served as a member of the Board of Directors of the Company since July 2019.

Ms. Young is a Managing Director of Advent International, L.P. (“Advent”), a private equity firm that focuses on investments in five core sectors: business and financial services; healthcare; industrial; retail, consumer, and leisure; and technology. Ms. Young joined Advent in 2011. Prior to Advent, Ms. Young was a member of the U.S. buyout fund at The Carlyle Group, an American multinational private equity, alternative asset management, and financial services corporation, from 2006 to 2009 and served as an analyst at McColl partners from 2004 to 2006. Ms. Young also currently serves on the board of directors of Iodine Software, a private company. Ms. Young holds a B.A. from Davidson College and an M.B.A. from Harvard Business School.

We believe Ms. Young is qualified to serve on our Board of Directors because of her financial knowledge, investment experience across industries, and service as director of other software solutions companies.

THE BOARD OF DIRECTORS AND CERTAIN GOVERNANCE MATTERS

Our business and affairs are managed under the direction of our Board. Our Charter provides that our Board must consist of at least one director, or such larger number as may be fixed from time to time by a resolution of at least a majority of the directors then in office. Our Board is composed of nine directors divided into three classes, with terms staggered according to class. See “Proposal No. 1—Election of Class II Directors” for more information.

Director Independence and Independence Determinations

Under our Corporate Governance Guidelines, the Board is required to have a majority of independent directors. In making independence determinations, the Board observes all applicable requirements, including the corporate governance listing standards established by the Nasdaq Stock Market (“Nasdaq”). The Board carefully considers all relevant facts and circumstances in making an independence determination.

Our Board of Directors affirmatively determined that each of Sastry Chilukuri, Chris Egan, Samuel A. Hamood, Scott Stephenson, Kathleen Winters, and Lauren Young is independent under applicable Nasdaq listing standards. Our Board also determined that each of Sastry Chilukuri, Samuel A. Hamood, and Kathleen Winters is independent under Section 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) for purposes of serving on the Audit Committee, and that each of Scott Stephenson and Lauren Young is independent for purposes of serving on the HCM & Compensation Committee. In making its independence determinations, our Board of Directors considered and reviewed all information known to it, including information identified through annual director questionnaires. In the case of Mr. Egan and Ms. Young, our Board of Directors considered their positions as Managing Partner and Managing Director, respectively, of Advent. In the case of Mr. Stephenson, our Board of Directors considered his position as an Advisory Partner at Advent.

Director Nomination Process

Currently, the Board of Directors is divided into three classes. Each year, at the Annual Meeting of Stockholders, the Board proposes a slate of director nominees for a particular class to stockholders for election to a term of three years. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill (including experience, qualifications, attributes, skills, and other characteristics) in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Nominating and Corporate Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage, and diversity of experience (for example, in relation to finance and accounting, strategy, risk management, technical expertise, policymaking, etc.). In addition, the Company recognizes and embraces the benefits of having a diverse Board. In evaluating the Board’s composition, although the Board does not have a formal policy specifying how diversity of background and personal experience should be applied in identifying or evaluating director candidates, the Nominating and Corporate Governance Committee considers diversity among other relevant considerations, including, but not limited to, diversity of gender, age, race, ethnicity, cultural and educational background, professional experience, skills, knowledge, and length of service.

The Nominating and Corporate Governance Committee values the input of stockholders in identifying director candidates. The Nominating and Corporate Governance Committee considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from the committee, directors, and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Nominating and Corporate Governance Committee at Definitive Healthcare Corp., Attn: Chief Legal Officer, 492 Old Connecticut Path, Suite 401, Framingham, MA 01701. Invitations to serve as a nominee are extended by the Board via the Chair of the Board and the Chair of the Nominating and Corporate Governance Committee.

Director Resignation Policy

Directors are elected by a plurality of the votes cast in both contested elections (elections in which the number of nominees is greater than the number of Board seats open for election) and uncontested elections (elections in which the number of nominees does not exceed the number of Board seats open for election). Under our Corporate Governance Guidelines, we maintain a policy that requires a director in an uncontested election who does not receive a majority of the votes cast to tender his or her resignation from the Board and all committees thereof. Under our Corporate Governance Guidelines, a director nominee shall have failed to receive the affirmative vote of a majority of votes cast if the number of “withhold” votes in respect of such director nominee’s election exceeds the number of votes “for” such director nominee’s election (excluding broker non-votes). The Nominating and Corporate Governance Committee will assess the appropriateness of the nominee continuing to serve as a director and will recommend to the Board the action to be taken with respect to the resignation. The Board will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and rationale within 90 days from the publication of the election results.

Board Leadership Structure

Our Board of Directors is led by Mr. Krantz, our Executive Chairman and Founder. At this time, we believe that separate Chair and Chief Executive Officer roles are appropriate for the Company and in the best interests of the Company and its stockholders. As the former Chief Executive Officer, former Interim Chief Executive Officer, and Founder, Mr. Krantz has a deep understanding of the Company and supports and advises the Chief Executive Officer, which we believe enables the Board to understand the Company and work closely with management. In addition, we believe that separating these roles creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company. We believe Mr. Krantz offers a robust understanding of risks facing the Company as our Founder and former Chief Executive Officer. Meanwhile, the separation of roles permits our Chief Executive Officer to focus primarily on management responsibilities as we grow our Company and encourages objective oversight of management and balanced decision-making. The Board does not have a fixed policy regarding the separation of the offices of Chair of the Board and Chief Executive Officer and believes that it should maintain the flexibility to select the Chair of the Board and its leadership structure, from time to time, based on the criteria that it deems in the best interests of the Company and its stockholders. The Board believes that this flexibility is in the best interest of the Company and that a one-size-fits-all approach to corporate governance, with a mandated independent Chair, would not result in better governance or oversight.

Oversight of Risk Management

The Board is involved in the oversight of risk management related to us and our business. The Board accomplishes this oversight both directly and through its committees, which assist the Board in overseeing parts of our overall risk management and regularly report to the Board. The Audit Committee periodically reviews our accounting, reporting, and financial practices, and oversees the integrity of our financial statements, the administrative and financial controls, our compliance with legal and regulatory requirements, our procedures for the treatment of complaints regarding internal accounting controls or auditing matters, and our policies with respect to risk assessment and risk management. In addition, our Audit Committee addresses the Company’s cybersecurity risk management as part of its general oversight function. The audit committee is responsible for overseeing the Company’s cybersecurity risk management processes, including oversight of risks from cybersecurity threats. Through its regular meetings with management, including the finance, legal, cybersecurity, and internal control functions, the Audit Committee reviews and discusses significant areas of our business and related risks and summarizes for the Board areas of risk and any mitigating factors. In addition, the HCM & Compensation Committee reviews, at least annually, whether risks arising from the Company’s compensation policies and practices for all employees, including executive officers, are reasonably likely to have a material adverse effect on the Company. For more information regarding our risk oversight governance framework, see below under “Our Commitment to ESG.”

Executive Sessions

As described in our Corporate Governance Guidelines, the non-management directors meet regularly in executive session without members of management present. If any of the non-management directors do not qualify as an “independent director” under applicable Nasdaq rules, at least once a year an additional executive session is held, attended only by independent directors. The executive sessions have such agendas and procedures as are determined by the non-management and independent directors, as applicable. An independent presiding director convenes and presides at such sessions. Authority in such sessions to act on behalf of the Company or the Board on any matters requires an express delegation of authority by the Board.

Communications with the Board

As described in our Corporate Governance Guidelines, stockholders are invited to communicate to the Board or its committees by writing to Definitive Healthcare Corp., Attn: Chief Legal Officer, 492 Old Connecticut Path, Suite 401, Framingham, MA 01701. In addition, interested parties may communicate with the Chair of the Board or with the non-management and independent directors of the Company as a group by writing to Definitive Healthcare Corp., Attn: Chief Legal Officer, 492 Old Connecticut Path, Suite 401, Framingham, MA 01701.

Board Committees and Meetings

The following table summarizes the current membership of each of the Board’s committees and the number of meetings held by each committee during the year ended December 31, 2025.

	Audit Committee	HCM and Compensation Committee	Nominating and Corporate Governance Committee
Samuel A. Hamood	Chair
Jeff Haywood(1)		X
Kathleen A. Winters	X
Lauren Young		X	Chair
Sastry Chilukuri	X		X
Scott Stephenson		Chair	X
Number of meetings held in 2025:	8	6	5

(1)
Mr. Haywood resigned from the Board and as a member of the HCM and Compensation Committee effective as of March 30, 2026.

During the year ended December 31, 2025, the Board held 9 meetings. In 2025, all of our directors attended at least 75% of the meetings of the Board and committees during the time in which he or she served as a member of the Board or such committee. Directors are invited, but not required, to attend our annual meetings of stockholders. One out of nine then-serving directors attended the 2025 annual meeting of stockholders.

Audit Committee

The primary purposes of our Audit Committee under the committee’s charter are to assist the Board’s oversight of:

•
audits of our financial statements;
•
the integrity of our financial statements, financial reporting, and disclosure practices;
•
our processes relating to risk management and the soundness of our systems of internal control over financial reporting and accounting compliance and disclosure controls and procedures;
•
the qualifications, engagement, compensation, independence, and performance of our independent auditor, and the independent auditor’s conduct of the annual audit of our financial statements; and
•
the performance of our internal audit (as applicable) and internal control function(s).

Our Audit Committee is composed of Samuel A. Hamood, Kathleen A. Winters, and Sastry Chilukuri, with Mr. Hamood serving as chair. Our Board determined that each of Mr. Hamood, Ms. Winters, and Mr. Chilukuri meets the Nasdaq financial literacy requirements for serving on an audit committee and that each of Mr. Hamood and Ms. Winters qualify as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d) of Regulation S-K. Our Board affirmatively determined that each of Mr. Hamood, Ms. Winters, and Mr. Chilukuri is independent for the purposes of serving on the Audit Committee under applicable Nasdaq rules and Rule 10A-3 under the Exchange Act. The Audit Committee is governed by a charter that complies with the rules of Nasdaq.

Human Capital Management & Compensation Committee

The primary purpose of our HCM & Compensation Committee under the committee’s charter is to assist the Board in overseeing our employee compensation philosophy and practices, non-Chief Executive Officer succession planning, and human capital management, including:

•
evaluating, recommending, and approving executive officer compensation arrangements, plans, policies and programs, including evaluating the performance of our Chief Executive Officer and overseeing that of our other executive officers;
•
administering Company-wide equity-based and other incentive compensation plans;
•
approving equity-based grants to executive officers and delegating authority to the Chief Executive Officer to make awards to non-executives; reviewing compensation of our directors and recommending modifications; assessing risks arising from our compensation policies and practices; and reviewing human capital and talent related policies and practices including:
•
overseeing succession planning for executive officers other than the Chief Executive Officer and, where applicable, other critical roles;
•
talent development, workforce retention, overall employee wellness and engagement of company personnel; and
•
corporate culture and strategies in support of the sustainability of the Company’s talent pipeline.

The HCM & Compensation Committee is composed of Scott Stephenson and Lauren Young, with Mr. Stephenson serving as the chair. Our Board affirmatively determined that each of Mr. Stephenson and Ms. Young is independent for purposes of serving on the HCM & Compensation Committee. The HCM & Compensation Committee is governed by a charter that complies with the rules of Nasdaq.

Nominating and Corporate Governance Committee

The primary purpose of our Nominating and Corporate Governance Committee is to recommend candidates for appointment to the Board and to review the corporate governance guidelines of the Company, including:

•
identifying and screening individuals qualified to serve as directors and recommending to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;
•
developing, recommending to the Board, and reviewing the Company’s Corporate Governance Guidelines;
•
coordinating and overseeing the annual self-evaluation of the Board and its committees;
•
reviewing, and discussing with management, the Company’s overall approach to environmental, social, and governance practices, disclosures, and frameworks; and
•
reviewing on a regular basis the overall corporate governance of the Company and recommending improvements for approval by the Board where appropriate.

The Nominating and Corporate Governance Committee is composed of Scott Stephenson, Lauren Young, and Sastry Chilukuri, with Ms. Young serving as the chair. Our Board affirmatively determined that each of Mr. Stephenson, Ms. Young and Mr. Chilukuri is independent for purposes of serving on our Board under applicable Nasdaq rules. The Nominating and Corporate Governance Committee is governed by a charter that complies with the rules of Nasdaq.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics, which applies to all of our employees, officers (including the principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions), and directors, is available on our website located at ir.definitivehc.com. We intend to post on this section of our website any amendment to our Code of Business Conduct and Ethics, as well as any waivers of our Code of Business Conduct and Ethics, that are required to be disclosed by the rules of the SEC or Nasdaq. Our Audit Committee is responsible for overseeing the Code of Business Conduct and Ethics, and our Board must approve any waivers of the Code of Business Conduct and Ethics for any directors, executive officers, or senior financial officers.

Committee Charters and Corporate Governance Guidelines

Our commitment to good corporate governance is reflected in our Corporate Governance Guidelines, which describe our Board’s views and policies on a wide range of governance topics. These Corporate Governance Guidelines are reviewed from time to time by our Nominating and Corporate Governance Committee and, to the extent deemed appropriate in light of emerging practices, revised accordingly, upon recommendation to and approval by our Board of Directors.

Our Corporate Governance Guidelines, committee charters, Code of Business Conduct and Ethics, and other corporate governance documents and information are available on our website at ir.definitivehc.com under Governance. Any stockholder may also request them in print, without charge, by contacting the Chief Legal Officer of Definitive Healthcare Corp., at 492 Old Connecticut Path, Suite 401, Framingham, MA 01701.

Our Commitment to ESG

Our Board, acting directly and through its committees, reviews and oversees our strategic plans, objectives, and risks related to sustainability, environmental, social, and governance matters (“ESG”), pursuant to our Corporate Governance Guidelines. At this time, the Board believes full board oversight, with specific elements delegated to committees, rather than assigning oversight to an existing or new committee, will ensure all directors are actively engaged in overseeing ESG risks and opportunities. Each of our committees share ESG oversight responsibilities, and each committee reports regularly to the full Board on its activities. The HCM and Compensation Committee is responsible for overseeing the policies and strategies relating to talent management. The Nominating and Corporate Governance Committee oversees our broader ESG framework and general approach to ESG reporting, and reviews and makes recommendations to the Board about significant emerging corporate governance issues and practices. The Audit Committee reviews controls and risks around information security and data privacy and approves procedures and security measures undertaken to strengthen and support compliance in this area. The Audit Committee also provides specific oversight with respect to the financial reporting elements of ESG disclosures.

Executive Officers of the Company

Set forth below is certain information regarding each of our current executive officers.

Name	Age	Principal occupation and other information
Kevin Coop	61

Mr. Coop has served as Chief Executive Officer and a director of the Company since June 2024.

Prior to joining the Company, Mr. Coop served as Chief Executive Officer and a member of the Board of Directors of DailyPay Inc., a financial services worktech company, where he had served in such roles since June 2022. Mr. Coop also served various leadership roles at Dun & Bradstreet Holdings, Inc., a company providing commercial data, analytics and insights, between January 2019 and June 2022, including President of North America from November 2020 to June 2022, Chief Commercial Officer from April 2019 to November 2020, and Chief Revenue Officer from January 2019 to April 2019. Mr. Coop previously served as President of the Data Analytics division of Black Knight, Inc., a provider of software, data and analytics in the mortgage and consumer loan, real estate and capital markets industries, from January 2014 to February 2019. Before joining Black Knight, Mr. Coop served as Executive Vice President of ServiceLink, a subsidiary of Fidelity National Financial, Inc., from December 2012 to January 2014. Prior to that, he served as President of the Financial Services business lines for Verisk Analytics, Inc., a data analytics company, from May 2005 to December 2012. Mr. Coop holds a B.A. in History and Political Science from the University of California, Los Angeles.

We believe Mr. Coop is qualified to serve on our Board of Directors because of his operational and go-to-market experience within data-based organizations, successful track record of driving transformational change, and knowledge of the data and analytics industries.

Name	Age	Principal occupation and other information
Casey Heller	37

Ms. Heller has served as the Company’s Chief Financial Officer since June 2025.

Prior to serving as Chief Financial Officer, Ms. Heller served as the Company’s SVP of Finance, a role she had occupied from October 2024 to June 2025, having previously served as the Company’s VP of FP&A from January 2024 to October 2024. Prior to joining the Company, Ms. Heller spent 15 years in Finance at IBM between July 2009 and December 2023, holding progressive leadership roles across broad financial disciplines, including serving as VP of Investor Relations from August 2023 to December 2023, Director of Investor Relations from February 2022 to August 2023, and Director of Treasury Strategy from June 2019 to March 2022. During her time at IBM, Ms. Heller also served as the Chief of Staff to IBM’s CFO, led FP&A for the software business, was responsible for overall IBM forecasting, and was selected to help support strategic transactions, including the spin-off of IBM’s managed infrastructure services businesses and deleveraging after the Red Hat acquisition. Ms. Heller holds a B.S. in Business Administration with a concentration in Finance from Marist College.

Benjamin Graboske	56

Mr. Graboske served as the Company’s EVP of Technology and Engineering and as Chief Data Officer from March 3, 2025 to April 17, 2026.

Prior to joining the Company, Mr. Graboske served as Head of Mortgage Data & Analytics of Intercontinental Exchange, Inc. (NYSE: ICE), a company that operates global financial exchanges and clearing houses and provides mortgage technology, data and listing services from September 2023 until March 2025. In this role at ICE, Mr. Graboske oversaw the mortgage data & analytics product lines, data strategy, and business operations. Prior to ICE, from September 2014 to September 2023, Mr. Graboske held various roles at Black Knight, Inc. (NYSE: BKI), a company that provided integrated technology, services, data and analytics to the mortgage lending, servicing, real estate, and capital markets industries, until Black Knight’s acquisition by ICE in September 2023, including service as Black Knight’s President of Data & Analytics from January 2019 to September 2023, as its EVP of Data and Analytics from March 2016 to January 2019, and as its Chief Technology Officer from September 2014 to March 2016. Mr. Graboske holds a B.A. in Physics and a B.A. in French from the University of California, Berkeley.

Jonathan Paris	51

Jonathan Paris has served as the Company’s Chief Legal Officer and Secretary since June 16, 2025.

Before joining the Company, Mr. Paris was the General Counsel & Head of Corporate Strategy at FluidForm Bio, which uses 3D printing to build living human tissue to improve the treatment of disease. He was responsible for legal, compliance and the strategic direction of FluidForm Bio. Mr. Paris is a seasoned legal executive and commercial attorney who has counseled domestic and multinational publicly traded and privately held organizations. Prior to FluidForm Bio, he was Senior Vice President, Secretary and General Counsel of Rapid Micro Biosystems, a life sciences technology company, where he led the legal and compliance functions while helping the company IPO. Previously, Mr. Paris held numerous leadership positions at Insulet Corporation, Medtronic and Covidien.

Mr. Paris received his BA in Economics & Government from Colby College, and an MSF and a JD from Suffolk University.

PROPOSAL NO. 2—RATIFICATION OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Deloitte & Touche LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm. If our stockholders fail to ratify the selection, it will be considered as notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and our stockholders.

A representative of Deloitte & Touche LLP is expected to attend the Annual Meeting. The representative will also have the opportunity to make a statement if he or she desires to do so, and the representative is expected to be available to respond to appropriate questions.

The shares represented by your proxy will be voted “FOR” the ratification of the selection of Deloitte & Touche LLP unless you specify otherwise.

Audit and Non-Audit Fees

In connection with the audit of the 2025 financial statements, we entered into an agreement with Deloitte & Touche LLP which set forth the terms by which Deloitte & Touche LLP performed audit services for the Company.

The following table summarizes fees for professional services rendered by our independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates, in the identified categories for the years ended December 31, 2025 and 2024:

	2025	2024
Audit fees(1)	$1,352,500	$1,341,086
Audit-related fees(2)	15,000	30,000
Tax fees(3)	837,333	1,160,410
All other fees(4)	1,895	1,895
Total:	$2,206,728	$2,533,391

(1)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for the audit of the Company’s annual financial statements, reviews of financial statements, and the fees for services that are normally provided in connection with statutory or regulatory filings or engagements.
(2)
Represents fees for assurance and related services that are reasonably related to performance of the audit and review of our financial statements, and which are not reported under “Audit fees.” These services in 2025 and 2024 consisted primarily of attestation services for such matters as required for consents and comfort letters related to registration statements and other filings with the SEC.
(3)
Includes the aggregate fees recognized in each of the last two fiscal years for professional services rendered for tax compliance, tax advice, and tax planning.
(4)
“All other fees” consisted of annual subscription fees for accounting research software.

All of the services shown in this table for 2025 and 2024 were pre-approved by the Audit Committee. The Audit Committee considered whether providing the non-audit services shown in this table was compatible with maintaining Deloitte & Touche LLP’s independence and concluded that it was.

Pre-Approval Policy for Services of Independent Registered Public Accounting Firm

Consistent with SEC policies regarding auditor independence and the Audit Committee’s charter, the Audit Committee has responsibility for engaging, setting compensation for, and reviewing the performance of the independent registered public accounting firm. In exercising this responsibility, the Audit Committee pre-approves all audit and permitted non-audit services provided by any independent registered public accounting firm prior to each engagement.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

REPORT OF THE AUDIT COMMITTEE

The information contained in this report is not to be deemed to be “soliciting material” or to be “filed” with the SEC, or subject to Regulation 14A of the Exchange Act or to the liabilities of Section 18 of the Exchange Act, nor is such information to be incorporated by reference into any future filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate it by reference into such filing.

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under “The Board of Directors and Certain Governance Matters—Board Committees and Meetings—Audit Committee.” Under the Audit Committee charter, our management is responsible for the preparation, presentation, and integrity of our financial statements, the application of accounting and financial reporting principles, and our internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

In the performance of its oversight function, the Audit Committee reviewed and discussed the audited financial statements of the Company with management and with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with the independent registered public accounting firm their independence.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to the Board that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Samuel A. Hamood, Chair

Kathleen A. Winters

Sastry Chilukuri

PROPOSAL NO. 3—To approve an amendment to the 2021 Plan, to increase the number of shares of Common Stock that we will have authority to grant under the 2021 Plan BY 15,000,000 from 30,972,789 to 45,972,789

Background of and Rationale for the 2021 Plan Increase Proposal

On September 15, 2021, in connection with its IPO, the Company adopted the Definitive Healthcare Corp. 2021 Equity Incentive Plan (the “Plan”).

The types of Awards that may be made under the 2021 Plan include Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, or Stock-Based Awards.

As of March 31, 2026 there were (i) 5,995,317 shares of Common Stock available for grant under the 2021 Plan and (ii) 18,942,446 shares of Common Stock subject to awards outstanding under the 2021 Plan. The outstanding restricted stock units (“RSUs”) have time-based and/or performance-based vesting criteria. Outstanding time-based RSUs generally vest partially on the one-year anniversary of each grant and quarterly over the subsequent two- or three-year period. Outstanding performance-based RSUs generally vest after three years upon the achievement of certain performance targets and continued service.

Equity-based compensation awards are a critical element of our overall compensation program. We believe that our long-term incentive compensation program aligns the interests of management, employees and the stockholders to create long-term stockholder value. In an effort to preserve cash and to attract, retain and motivate persons who make important contributions to our business, we would like to issue securities to our officers, directors and consultants. Management believes that the number of shares of Common Stock currently available for issuance under the Plan is insufficient to ensure it can meet its needs to provide for awards to the Plan participants for the next 12 months and that it may be insufficient in order to allow us the ability to compete successfully for talented employees and consultants. The Board of Directors has approved, subject to stockholder approval, Amendment No. 1 to the Plan, which amendment increases by 15,000,000 the number of shares that may be granted under the Plan. The amendment to our Plan will increase the number of shares of Common Stock with respect to which awards are authorized and reserved under the Plan from 30,972,789 to 45,972,789. If the amendment to the Plan is approved by our stockholders, the number of shares available for future awards will increase to 20,995,317 based on the number of shares remaining available for grant under the Plan as of March 31, 2026. The proposed Amendment No. 1 to the Plan is attached hereto as Appendix A.

Purpose of the Plan

The purpose of the Definitive Healthcare Corp. 2021 Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

The Company believes the Plan is best designed to provide the proper incentives for our employees, directors and consultants, ensures our ability to make performance-based awards, and meets the requirements of applicable law. Additional individuals may be awarded awards under the Plan as consultants.

Limitation on Awards and Shares Available

Initially, the aggregate number of shares of our Common Stock that was available to be issued pursuant to stock awards under the Plan was 8,989,039 shares at inception. In addition to the base share reserve, the Plan includes an evergreen feature pursuant to which on each January 1 from 2023 to 2032, the aggregate number of shares of Common Stock that may be issued under the Plan automatically increases by the least of (i) 5% of the total number of shares of our Common Stock actually issued and outstanding on the last day of the preceding fiscal year, (ii) a number of shares of Common Stock determined by the Board; and (iii) 8,989,039 shares of our Common Stock. As of March 31, 2026, we had 18,942,446 shares of Common Stock subject to awards outstanding under the Plan. As of March 31, 2026, there are 5,995,317 shares of our Common Stock available for grants that may be made under the Plan.

As of March 31, 2026, the fair market value of a share of our Common Stock was $1.23 measured on the basis of the closing sales price on that date as reported on Nasdaq.

Summary of the 2021 Plan

The principal provisions of the Plan are summarized below.

This summary, however, does not purport to be a complete description of all provisions of the Plan and is qualified in its entirety by reference to the Plan.

Administration

The Plan is administered by the HCM & Compensation Committee. To the extent deemed necessary by the Board, each HCM & Compensation Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed and (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the mere fact that a HCM & Compensation Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the HCM & Compensation Committee which Award is otherwise validly made under the Plan. The Board may exercise all powers of the HCM & Compensation Committee hereunder and may directly administer the Plan. Neither the Company nor any member of the Board or HCM & Compensation Committee shall be liable for any action or determination made in good faith by the Board or HCM & Compensation Committee with respect to the Plan or any Award thereunder.

Share Usage

To the extent that an Award is canceled, expired, repurchased, forfeited, surrendered, exchanged for cash, settled in cash or by delivery of fewer shares of Common Stock than the number underlying the Award, or otherwise terminated without delivery of the shares of Common Stock to the Participant, the unissued shares of Common Stock will (i) not be deemed to have been delivered under the Plan, (ii) be available for future Awards under the Plan, and (iii) increase the share reserve by one share for each share that is retained by or returned to the Company. Shares of Common Stock that are withheld from any Award granted under the Plan in payment of the exercise, base or purchase price or taxes relating to such an Award shall be available for future Awards under the Plan and shall increase the share reserve by one share for each share that is retained by or returned to the Company. Shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan. The payment of dividend equivalents in cash in conjunction with any outstanding Award shall not count against the share reserve.

Eligibility

Any Eligible Person (which includes non-employee members of the Board as well as officers, employees and natural persons who are consultants, other personal service providers of the Company or a subsidiary) may be selected by the HCM & Compensation Committee to receive an Award and become a Participant. The HCM & Compensation Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the HCM & Compensation Committee shall consider any and all factors that it deems relevant or appropriate. Designation of a Participant in any year shall not require the HCM & Compensation Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year. As of April 1, 2026, eligibility to participate in the Plan is expected to include: (i) four non-employee directors (excluding Mr. Egan and Ms. Young, who, as employees of Advent, receive no compensation for their service on the Board or its committees); and (ii) approximately 256 employees, including our two employee directors and our executive officers.

Awards

The Plan provides for the grant of Stock Options, Stock Appreciation Rights, Restricted Stock Awards, RSUs, and Stock-Based Awards to Eligible Persons. The terms of the awards will be set forth in an award agreement, consistent with the terms of the Plan. No stock option will be exercisable later than ten years after the date it is granted.

Stock Options

Stock Options may be granted to any Eligible Person selected by the HCM & Compensation Committee, except that Incentive Stock Options may be granted only to an employee of the Company or a subsidiary, as defined in tax regulations. Stock Options shall be designated on the Date of Grant, in the discretion of the HCM & Compensation Committee, as Incentive Stock Options or as Nonqualified Stock Options. All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code, to the extent applicable.

Stock Appreciation Rights

Stock Appreciation Rights may be granted to any Eligible Person selected by the HCM & Compensation Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant, or that provides for the automatic exercise or payment of the right upon a specified date or event. Stock Appreciation Rights shall be non-transferable, except as provided in Section 14.3 hereof. All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code, to the extent applicable.

Restricted Stock and Stock Bonuses

Restricted Stock Awards may be granted to any Eligible Person selected by the HCM & Compensation Committee. The HCM & Compensation Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

RSUs

RSUs may be granted to any Eligible Person selected by the HCM & Compensation Committee. The value of each RSU is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the HCM & Compensation Committee. RSUs shall be subject to such restrictions and conditions as the HCM & Compensation Committee shall determine. RSUs shall be non-transferable, except as provided in Section 14.3 of the 2021 Plan.

Other Awards

The HCM & Compensation Committee may grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan, in such amounts and subject to such terms and conditions, as the HCM & Compensation Committee shall determine. Such awards may be based upon attainment of performance goals established by the HCM & Compensation Committee and may involve the transfer of actual shares to participants, or payment in cash or otherwise of amounts based on the value of shares.

Awards Granted to Non-Employee Directors

No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that, when added to all cash compensation paid to the Non-Employee Director in respect of the Non-Employee Director’s service as a member of the Board for such calendar year, exceeds (i) $1,000,000 in the year that the director is first elected to serve as a director on the Board; and (ii) $500,000 in each subsequent year.

Amendment and Termination

The Board has adopted this plan and the Plan became effective September 14, 2021 (the “Effective Date”). Subject to earlier termination by the Board, the Plan shall terminate on the tenth anniversary of the Effective Date.

The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of NASDAQ or other exchange or securities market. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

Certain Adjustments

If there is any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other corporate event or transaction or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the HCM & Compensation Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to the maximum number and kind of shares of Common Stock or other securities provided in in the share reserve and in the automatic annual increase the number and kind of shares of Common Stock, units or other securities or rights subject to then outstanding Awards, the exercise, base or purchase price for each share or unit or other security or right subject to then outstanding Awards, other value determinations applicable to the Plan and/or outstanding Awards, and/or (v) any other terms of an Award that are affected by the event.

Repricing Prohibited

Subject to the adjustment provisions described above and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the HCM & Compensation Committee nor the Board may cancel a Stock Option or Stock Appreciation Right when the exercise price or base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Option or Stock Appreciation Right that would have the effect of reducing the exercise price or base price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option or Stock Appreciation Right, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

Changes in Control

Upon the occurrence of a Change in Control, all outstanding Awards shall either be (a) continued or assumed by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent (with such continuation or assumption including conversion into the right to receive securities, cash or a combination of both), or (b) substituted by the surviving company or corporation or its parent for awards (with such substitution including conversion into the right to receive securities, cash or a combination of both), with substantially similar terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards or other relevant factors, and with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the HCM & Compensation Committee (with the Award remaining subject only to time vesting), unless otherwise provided in an Award Agreement).

However, the extent that outstanding Awards are not continued, assumed or substituted upon the occurrence of a Change in Control, the HCM & Compensation Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof): (a) acceleration of exercisability, vesting and/or payment of outstanding Awards immediately prior to the occurrence of such event or upon or following such event; (b) upon written notice, providing that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a period of time immediately prior to the scheduled consummation of the event or such other period as determined by the HCM & Compensation Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and (c) cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Common Shares, other property or any combination thereof) as determined in the sole discretion of the HCM & Compensation Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change in Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if there is no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Common Shares in connection with the Change in Control.

Miscellaneous

The Plan also contains provisions with respect to payment of exercise prices, vesting and expiration of awards, treatment of awards upon the sale of our company, transferability of awards, and tax withholding requirements. Various other terms, conditions, and limitations apply, as further described in the Plan.

Federal Income Tax Consequences

The following is a general summary as of this date of the federal income tax consequences to us and to U.S. Participants for Awards granted under the Plan. The federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options

The grant of Nonqualified Stock Options under the Plan will not result in any federal income tax consequences to the Participant or to the Company. Upon exercise of a non-qualified stock option, the Participant is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares at the time of exercise. This income is subject to withholding for federal income and employment tax purposes. Any gain or loss on the Participant’s subsequent disposition of the shares of Common Stock will receive long- or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

Nonqualified Stock Options can be considered non-qualified deferred compensation and subject to Section 409A of the Code. Nonqualified Stock Options that do not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Incentive Stock Options

The grant of an incentive stock option under the Plan will not result in any federal income tax consequences to the Participant or to the Company. A Participant recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the Participant has held the shares of Common Stock. If the Participant does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the Participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the Participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she must recognize ordinary income in the year of the disposition. The amount of ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long- or short-term capital gain, depending on whether the stock was held for more than one year.

The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a Participant’s alternative minimum tax liability exceeds such Participant’s regular income tax liability, the Participant will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the Participant must sell the shares within the calendar year in which the incentive stock options are exercised. However, such a sale of shares within the year of exercise will constitute a disqualifying disposition, as described above.

Stock Appreciation Rights

Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long- or short-term capital gain depending on whether the shares were held for more than one year.

A SAR can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest.

Restricted Stock Awards subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the Participant ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the recipient will not recognize ordinary income at the time of the award, unless the Participant is retirement eligible. Instead, the recipient will recognize ordinary income on the date when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The recipient’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the earlier of those two dates.

The recipient may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty (30) days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

RSUs

With respect to awards of RSUs, no taxable income is reportable when the RSUs are granted to a Participant. Upon vesting of the RSUs, the recipient will recognize ordinary income in an amount equal to the fair value of the vested shares on the vesting date. The ordinary income recognized by a recipient that is an employee or former employee will be subject to tax withholding by the Company.

RSUs also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of RSUs that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient.

Cash Awards

Upon receipt of cash, the Participant will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by the Company.

Tax Effect for the Company

Unless limited by Section 162(m) of the Code, the Company generally will be entitled to a tax deduction in connection with an award under the Plan in an amount equal to the ordinary income realized by a recipient at the time the recipient recognizes such income (for example, when restricted stock is no longer subject to the risk of forfeiture), so long as the Company complies with applicable reporting and withholding requirements.

The Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Grants Under the Plan

The future benefits or amounts that would be received under this amendment to the Plan are discretionary and are therefore not determinable at this time. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if this amendment to the Plan had been in effect cannot be determined. For more information about awards granted in fiscal year 2025 to the NEOs, see “Executive Compensation Tables.” For more information about awards granted in fiscal year 2025 to our outside directors, see “Director Compensation.”

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on this proposal at the 2026 Annual Meeting is required to approve the 2021 Plan Increase Proposal. Abstentions will have the same effect as a vote AGAINST the proposal. Broker non-votes will have no effect on this proposal

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE PLAN INCREASE PROPOSAL.

PROPOSAL NO. 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, and Section 14A of the Exchange Act, the Company’s shareholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules (commonly referred to as a “say-on-pay” resolution).

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles, strongly aligned with our shareholders’ interests, and consistent with current market practices, as evidenced by the strong support (82% of votes cast) for our 2025 say-on-pay proposal. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the shareholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the narrative discussion that accompanies the compensation tables, is hereby approved, on an advisory basis.”

Because the vote is advisory, it is not binding on the Board of Directors or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the HCM & Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority in voting power of the shares of stock present in person or by proxy and entitled to vote thereon at the annual meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executives, the next scheduled say-on-pay vote will be at the 2026 Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth certain information regarding the total compensation awarded to, earned by, or paid to our NEOs in fiscal years 2025 and 2024. We did not issue stock options to our NEOs during any such period.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(3) ($)	Total ($)
Kevin Coop	2025	500,000	—	7,696,741	384,875	22,522	8,604,138
Chief Executive Officer	2024	259,616	—	10,405,359	92,201	119,280	10,876,456
Casey Heller(4)	2025	362,308	—	3,451,622	146,078	14,228	3,974,236
Chief Financial Officer	2024	328,846	250,000	837,108	146,407	11,154	1,573,515
Benjamin Graboske(5)	2025	318,366	20,000	2,881,874	185,120	11,775	3,417,135
EVP Technology and Engineering, Chief Data Officer	2024	—	—	—	—	—	—

(1)
Represents a sign-on bonus for Mr. Graboske of $20,000.
(2)
Amounts represent the aggregate grant date fair value of RSU and PSU awards granted to our NEOs, computed in accordance with ASC Topic 718. The valuation assumptions associated with such awards are discussed in Note 18 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025. Amounts exclude 1,283,096 and 261,628 PSU shares granted in 2025 to Mr. Coop and Ms. Heller, respectively, which did not meet the grant date criteria under ASC Topic 718. Furthermore, because Mr. Coop’s 2024 Value Creation PSU is subject to market conditions, the grant date fair value reported above for such awards is determined using a Monte-Carlo simulation model, and therefore there is no separate maximum value to report for those awards. These amounts do not necessarily correspond to the actual value recognized or that may be recognized by the named executive officers upon the vesting of the RSUs or PSUs or the sale of any Common Stock acquired under such RSUs or PSUs.
(3)
Payments to our NEOs included in the “All Other Compensation” column for 2025 include the following: (i) for Mr. Coop, 401(k) matching contributions and health insurance premiums of $22,522 (ii) for Ms. Heller, 401(k) matching contributions and health insurance premiums of $14,228, and (iii) for Mr. Graboske, health insurance premiums of $11,775.
(4)
Ms. Heller assumed the role of Chief Financial Officer in June 2025, prior to which Ms. Heller served as Senior Vice President, Finance from October 2024 to June 2025 and as Vice President of FP&A from January 2024 to October 2024. Mr. Graboske joined the Company as Chief Data Officer effective March 3, 2025.
(5)
Mr. Graboske’s RSUs were modified and fully vested on December 22, 2025 pursuant to the Retention Compensation Arrangement entered into on December 14, 2025 between the Company and Mr. Graboske (the “Graboske Retention Agreement”) that accelerates and fully vests Mr. Graboske’s 2025 Inducement Equity Grant of 1,018,330 shares subject to the terms of the applicable equity plan and award agreement.

Narrative Discussion of the Summary Compensation Table

Definitive Healthcare’s executive compensation philosophy is based on total direct compensation—base salary, annual cash incentives, and long-term equity incentives—designed to attract and retain executive talent, reward achievement of financial and strategic objectives, and align executives’ interests with stockholders. The HCM & Compensation Committee oversees this program using its judgment, considers peer/market data and CEO recommendations (other than for the CEO), and generally seeks a mix in which long-term equity represents a substantial majority of target compensation.

Base Salary

The HCM & Compensation Committee reviews base salaries for our NEOs and considers the CEO’s recommendations (for NEOs other than the CEO), each executive’s role and responsibilities, and other factors such as competitive market data and individual performance.

The table below sets forth the base salaries for our NEOs in 2024 and 2025.

Name and Principal Position	Year	Annualized Salary(1) ($)
Kevin Coop(2)	2025	500,000
Chief Executive Officer	2024	500,000
Casey Heller(3)	2025	375,000
Chief Financial Officer	2024	345,000
Benjamin Graboske(4)	2025	385,000
EVP Technology and Engineering, Chief Data Officer	2024	—

(1)
Reflects actual base salary earnings as of the end of the fiscal year; for further salary details, see the Summary Compensation Table on page 26.
(2)
Mr. Coop joined the Company in June 2024.
(3)
Ms. Heller was appointed Chief Financial Officer in June 2025 at an annual base salary of $375,000. She previously served as Senior Vice President, Finance at a base salary of $345,000 and as Vice President of FP&A at a base salary of $325,000.
(4)
Mr. Graboske joined the Company in March 2025.

Annual Incentives

In fiscal years 2024 and 2025, the Company provided annual cash incentive opportunities to certain of its named executive officers under its bonus Program, which is intended to motivate and reward eligible employees for the Company’s achievement of financial objectives established by the Board each year. Annual award opportunities are expressed as a percentage of base salary, and actual payouts depend on achievement of pre-determined Company financial and, as applicable, individual performance objectives.

Mr. Coop has had a bonus target of 100% of base salary since his start date. Mr. Graboske has had a bonus target of 75% of base salary since his start date. Ms. Heller has had a bonus target of 60% of base salary since assuming the role as CFO.

For 2025, bonus incentives were based on Annual Recurring Revenue (“ARR”) and Professional Services Revenue (combined) and aEBITDA margin, each weighted at 50%.

Name and Principal Position	Year	Annual Incentive Awards ($)
Kevin Coop	2025	384,875
Chief Executive Officer
Casey Heller(1)	2025	146,078
Chief Financial Officer
Benjamin Graboske	2025	185,120
EVP Technology and Engineering, Chief Data Officer

(1)
Ms. Heller was appointed Chief Financial Officer in June 2025 and previously served as Senior Vice President, Finance from October 2024 to June 2025 whereby Ms. Heller was eligible for a non-ELT bonus payment for the first 5 months of 2025 in the amount of $44,535.

Long-Term Equity Incentives

The Company provides long-term equity incentives under the Definitive Healthcare Corp. 2021 Equity Incentive Plan to align the interests of eligible participants with stockholders by providing incentive compensation tied to Company performance. In determining long-term equity incentives for named executive officers, the HCM & Compensation Committee and Board have historically considered factors including corporate and individual performance, outstanding equity holdings and retention value, internal equity among executives, and market data provided by the independent compensation consultant.

For 2024 and 2025, the HCM & Compensation Committee granted equity awards to our NEOs in a mix of time-vesting RSUs and performance-vesting RSUs:

During the year ended December 31, 2025, Mr. Coop was granted 2,382,892 time-vesting RSUs and 1,283,096 performance-vesting RSUs, Ms. Heller was granted 984,220 time-vesting RSUs and 261,628 performance-vesting RSUs, and Mr. Graboske was granted 1,018,330 time-vesting RSUs. During the year ended December 31, 2024, Mr. Coop was granted 1,356,239 time-vesting RSUs and 1,137,038 performance-vesting RSUs and Ms. Heller was granted 115,513 time-vesting RSUs.

Other Benefits/Perquisites

Our NEOs participate in our employee benefit plans on the same basis as other employees, except that we pay the employee portion of medical, dental and vision premiums for our NEOs, and we generally do not provide other perquisites. Our NEOs are also eligible to participate in our 401(k) plan; for 2025, we provided matching contributions and did not make discretionary profit-sharing contributions. In connection with his appointment as EVP, Technology, Engineering and Chief Data Officer, we entered into an employment agreement with Mr. Benjamin Graboske (the “Offer Letter”). The Offer Letter provides for an initial base salary, annual performance bonus eligibility, an Inducement Award, participation in the Company’s benefit plans, and a one-time signing bonus in cash, equal to $20,000 (the “Signing Bonus”).

Agreements with NEOs

Kevin Coop

Pursuant to the terms of the Coop Employment Agreement, Mr. Coop is entitled to, among other things, (i) an annual base salary of $500,000, (ii) a target bonus of 100% of his base salary, subject to the Bonus Program, and (iii) certain severance benefits, a (iv) an award of time-vesting RSUs (the “Initial RSU Grant”) and (v) an award of Value Creation PSUs.

Mr. Coop is eligible for an annual equity award in the regular grant cycle in 2025 pursuant to the Definitive Healthcare Corp. 2021 Equity Incentive Plan or any successor plan thereto (the “Equity Plan”), at the same time as such grants are made to other similarly situated executives, subject to time and/or performance-based vesting conditions consistent with prevailing Company practice (the “2025 Annual Grant”). The vesting conditions and other terms and conditions applicable to, and the form of, the 2025 Annual Grant shall be determined by the Board and/or the HCM & Compensation Committee in its sole discretion and shall have an aggregate grant value (calculated in accordance with Parent’s then-standard method of converting intended grant value into a number of shares) of at least $5,500,000. After 2025, the Executive shall be eligible to receive annual awards under the Equity Plan. It is anticipated that any such awards shall have an aggregate grant value (calculated in accordance with Parent’s then-standard method of converting intended grant value into a number of shares) of at least $5,500,000 per year; provided, that the actual value of any such award shall be determined by the Board and/or the HCM & Compensation Committee in its sole discretion and may be lower or higher than such value, and any such award shall be in the form(s) and subject to vesting and other terms and conditions, in each case, as determined by the Board and/or the HCM & Compensation Committee from time to time in its sole discretion.

Mr. Coop is eligible for reimbursement of certain expenses and is entitled to participate in the Company’s benefit plans that are generally available to the Company’s executive employees.

In 2025, the Company paid 100% of the health insurance premiums for Mr. Coop and his eligible dependents under the Company’s sponsored health plans. Beginning in 2026, Mr. Coop is responsible for paying the employee portion of such health insurance premiums on the same basis as other employees of the Company.

The costs of the health insurance premiums are reflected in the “Summary Compensation Table” above in the “All Other Compensation” column.

Casey Heller

As disclosed in our current report on Form 8-K, filed with the SEC on February 27, 2025, the Board of Directors appointed Casey Heller to the position of Chief Financial Officer (“CFO”) effective June 2, 2025. On February 24, 2025, in connection with Ms. Heller’s appointment as CFO, the Company entered into a promotion letter with Ms. Heller, dated as of February 24, 2025 (the “Heller Offer Letter”), which provided for, among other things, effective June 2, 2025, (i) an initial annual base salary of $375,000, (ii) a target bonus opportunity of 60% of her base salary, subject to the Company’s Cash Incentive Plan for Executives (the “Cash Incentive Plan for Executives”), to be pro-rated to account for base salary and bonus opportunity applicable during 2025, (iii) certain severance benefits as set forth in the Heller Offer Letter, (iv) an award of time-vesting RSUs (the “Initial Promotion RSUs”) with respect to the Company’s Class A Common Stock, par value $0.001 per share (the “Class A Common Stock”), and (v) an award of RSUs (the “Annual RSUs”) and performance-based restricted stock units (“PSUs”) (the “Annual PSUs”) consistent with annual equity awards issued to similarly-situated executives of the Company (together, the “Initial Annual Awards”). The Initial Promotion RSUs and the Initial Annual Awards will all be issued pursuant to the 2021 Plan.

The Initial Promotion RSUs will have a target value at grant of $1,500,000, and the number of RSUs subject to the Initial Promotion RSUs will be determined by dividing such grant value by the average closing price of a share of Common Stock for the thirty (30) trading days preceding (but not including) June 2, 2025, rounded up to the nearest whole share. The RSUs subject to the Initial Promotion RSUs will vest over two years with the first vest of 50% occurring on the first of the month on which the 1-year anniversary of the CFO start date falls (i.e., June 1, 2026), with the remaining shares vesting quarterly in approximately equal installments thereafter.

The Annual RSUs will have a target value at grant of $1,462,500 and the Annual PSUs will have a target value at grant of $787,500. The actual number of RSUs or PSUs (at target), as applicable, subject to the Initial Annual Awards, will be determined by dividing such estimated value by the average closing price of a share of Common Stock for the thirty (30) trading days preceding (but not including) the date of grant, rounded up to the nearest whole share. The Initial Annual Awards will be granted to Ms. Heller on the later of (a) the date on which 2025 annual equity awards are granted to other similarly situated executives; and (b) a date that is on or promptly following June 2, 2025. The Annual RSUs will vest over a four-year period with 25% vesting after 1 year and then quarterly vesting thereafter over the remaining 3 years. The Annual PSUs will be subject to, and will vest in accordance with, the terms of 2025 annual performance-based equity awards established by the Board or the HCM & Compensation Committee of the Board for issuance to other similarly-situated executive officers of the Company.

Pursuant to the Heller Offer Letter, she is entitled to certain severance benefits, as provided by the Company’s Severance Plan for Executives, as modified by the terms of the Heller Offer Letter, and the Company’s Change in Control Severance Plan for Executives.

If we terminate Ms. Heller’s employment without cause (as defined in the Heller Offer Letter) and other than as a result of death or disability, or Ms. Heller terminates her employment for good reason (as defined in the Heller Offer Letter) then we must provide Ms. Heller with (i) continuation of regular payments of salary at the rate in effect on the date of termination for a period of twelve months from the date of termination of employment, payable in accordance with our regular payroll schedule; (ii) payment of any unpaid amount of the annual bonus for the immediately preceding calendar year that Ms. Heller would have earned in accordance with the Bonus Plan had the termination not occurred, plus an amount equal to the target annual bonus to be earned by Ms. Heller during the year in which the termination occurs, payable in a lump sum; (iii) acceleration of the vesting of all forms of time-based equity awarded to Ms. Heller by the Company at any time, that would otherwise have vested during the twelve-month period following the termination date, and (iv) payment for twelve months of COBRA coverage, if applicable.

Ms. Heller is eligible for reimbursement of certain expenses and will be entitled to participate in the Company’s benefit plans that are generally available to the Company’s executive employees. The Heller Offer Letter also entitles her to payment of up to $10,000 in legal fees in connection with the negotiation of the Heller Offer Letter.

Ms. Heller is eligible for reimbursement of certain expenses and is entitled to participate in the Company’s benefit plans that are generally available to the Company’s executive employees.

For a portion of 2025, the Company paid 100% of the health insurance premiums for Ms. Heller under the Company’s sponsored health plans. Beginning in 2026, Ms. Heller is responsible for paying the employee portion of such health insurance premiums on the same basis as other employees of the Company.

Benjamin Graboske

The Company entered into an employment arrangement with Mr. Graboske pursuant to an offer letter dated December 23, 2024, by and between the Company and Mr. Graboske (the “Graboske Offer Letter”), which became effective on March 3, 2025, at which time Mr. Graboske was appointed Executive Vice President, Technology and Engineering and Chief Data Officer. The Graboske Offer Letter provided for (i) an initial annual base salary of $385,000, (ii) a target bonus opportunity of 75% of his base salary, subject to the Cash Incentive Plan for Executives, to be pro-rated to account for base salary and bonus opportunity applicable during 2025, (iii) certain severance benefits as set forth in the Graboske Offer Letter, (iv) an Inducement Award (the “Award”) RSUs valued at $5,000,000 with the actual number of RSUs to be determined by dividing such estimated grant value by the average closing price of a share of Common Stock for thirty (30) days preceding (but not including) the start date rounded up to the nearest whole share (iv) a $30,000 temporary housing allowance whereby the Company will reimburse for reasonable, documented, out of pocket relocation and temporary lodging expenses (the “Relocation Amount”) and (v) a one-time Signing Bonus in cash, equal to $20,000 . Pursuant to the Graboske Offer Letter, he was entitled to certain severance benefits, as provided by the Company’s Severance Plan for Executives, as modified by the terms of the Graboske Offer Letter, and the Company’s Change in Control Severance Plan for Executives.

Mr. Graboske’s RSU’s were modified and fully vested on December 22, 2025 pursuant to the Graboske Retention Agreement.

Mr. Graboske was eligible for reimbursement of certain expenses and is entitled to participate in the Company’s benefit plans that are generally available to the Company’s executive employees.

For a portion of 2025, the Company paid 100% of the health insurance premiums for Mr. Graboske and his eligible dependents under the Company’s sponsored health plans. Beginning in 2026, Mr. Graboske was responsible for paying the employee portion of such health insurance premiums on the same basis as other employees of the Company.

Mr. Graboske resigned as our EVP, Technology, Engineering and Chief Data Officer effective April 17, 2026.

Equity Compensation

In connection with our IPO, we adopted the 2021 Plan, effective as of September 14, 2021. Additionally, our HCM & Compensation Committee approved the 2023 Inducement Plan on September 5, 2023 pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules. The terms of the 2023 Inducement Plan substantially mirror those of the 2021 Plan. The purpose of each of the 2021 Plan and 2023 Inducement Plan is to align the interests of eligible participants with our stockholders by providing incentive compensation tied to the Company’s performance.

Prior to our IPO, we granted equity awards in the form of Class B Units (“Class B Units”) under the AIDH Topco, LLC 2019 Equity Incentive Plan (the “2019 Plan”). In connection with the Reorganization Transactions (as defined below), unvested Class B Units held directly by employees of the Company or indirectly through AIDH Management Holdings, LLC were exchanged for (i) unvested LLC Units of AIDH Management Holdings, LLC (which correspond on a one-for-one basis to LLC Units in AIDH TopCo, LLC) or (ii) in the case of Mr. Krantz, unvested LLC Units in AIDH TopCo, LLC, in each such case based on their respective participation thresholds and the IPO price of $27.00 per share. All such unvested LLC Units are subject to time-based vesting. The Company no longer grants any awards under the 2019 Plan, though previously granted awards under the 2019 Plan remain outstanding and governed by the 2019 Plan. Until redeemed or exchanged, each LLC Unit is paired with one share of the Company’s Class B Common Stock. Unless otherwise indicated or the context so requires, awards of “LLC Units” refer to LLC Units of AIDH TopCo held directly, in the case of Mr. Krantz, or indirectly through AIDH Management Holdings, LLC, in the case of our other directors and executive officers. For additional information with respect to the LLC Units, see “Certain Relationships and Related Person Transactions—Amended Definitive OpCo LLC Agreement” below.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to outstanding equity awards held by our NEOs as of December 31, 2025. The Company did not have any outstanding stock options, vested or unvested, as of December 31, 2025.

Name	Grant Date		Award Type(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested(2) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Kevin Coop	6/24/2024	(3)	RSUs	804,408	$2,308,651	—	—
	7/4/2024	(3)	RSUs	128,007	367,380	—	—
	6/24/2024	(4)	PSUs	—	—	1,137,038	$3,263,299
	3/1/2025	(5)	RSUs	2,382,892	6,838,900	—	—
	3/1/2025	(6)	PSUs	—	—	1,283,096	3,682,486
Casey Heller	1/1/2024	(7)	RSUs	18,088	51,913	—	—
	1/1/2024	(8)	RSUs	11,166	32,046	—	—
	9/16/2024	(9)	RSUs	28,281	81,166	—	—
	6/2/2025	(10)	RSUs	498,339	1,430,233	—	—
	6/10/2025	(11)	RSUs	485,881	1,394,478	—	—
	6/10/2025	(6)	PSUs	—	—	261,628	750,872
Benjamin Graboske	3/3/2025	(12)	—	—	—	—	—

(1)
All RSUs and PSUs were granted pursuant to the 2021 Plan, with the exception of Mr. Coop’s RSUs and PSUs granted June 24, 2024, which were granted pursuant to the 2023 Inducement Plan.
(2)
Calculated using the closing price of our Class A Common Stock on December 31, 2025 ($2.87).
(3)
RSUs vested 25% on July 1, 2025, followed by quarterly vesting of 6.25% per quarter until fully vested, over the subsequent three years.
(4)
PSUs vest based upon achievement of specified stock price hurdles during the applicable performance period.
(5)
RSUs vest 25% on March 1, 2026, followed by quarterly vesting of 6.25% per quarter until fully vested, over the subsequent three years.
(6)
PSUs vest based on the achievement of targets related to Company revenue and profitability (each weighted 50%) over three years. The final payout, ranging from 0% to 200% of target, will be determined based on the Company’s performance against the cumulative targets at the end of the full three-year performance period. The PSUs will also be subject to a modifier (1.2x (at 75th percentile or greater), 1.0x (between 25th and 75th percentile) or 0.8x (below 25th percentile)), depending on the Company’s TSR performance relative to the TSR performance of Nasdaq-listed companies classified under the Health Care Technology GICS Industry code during the performance period. Total payout, accounting for the TSR modifier, will not exceed 200% of target and, if our absolute TSR is negative over the performance period, the TSR modifier will be capped at 1.0x regardless of our relative TSR performance.
(7)
RSUs vested 25% on February 1, 2025, followed by quarterly vesting of 6.25% per quarter until fully vested, over the subsequent three years.
(8)
RSUs vested 33.33% on February 1, 2025, followed by quarterly vesting of 8.33% per quarter until fully vested, over the subsequent two years.
(9)
RSUs vested 50% on October 1, 2025, and 50% on October 1, 2026.
(10)
RSUs vest 50% on June 1, 2026, followed by quarterly vesting of 12.5% per quarter until fully vested, over the subsequent year.
(11)
RSUs vest 25% on June 1, 2026, followed by quarterly vesting of 6.25% per quarter until fully vested, over the subsequent three years.
(12)
Pursuant to the Graboske Retention Agreement, the vesting terms of Mr. Graboske’s RSUs were modified such that his 2025 Inducement Equity Grant of 1,018,330 shares became fully vested on December 22, 2025, subject to the terms of the applicable equity plan and award agreement.

Equity Arrangements

The acceleration of Mr. Coop’s equity awards in connection with termination or change of control is further provided for pursuant to the Coop Employment Agreement, as described below.

Change in Control and Severance Arrangements

Kevin Coop

If the Company terminates Mr. Coop’s employment without cause or Mr. Coop terminates his employment for good reason (each as defined in the Coop Employment Agreement), then, subject to execution of a separation agreement and release of claims, the Company must provide Mr. Coop with (a) continuation of regular payments of base salary for a period of twelve (12) months; (b) payment of any unpaid amount of the annual bonus for the immediately preceding calendar year that Mr. Coop would have earned in accordance with the Bonus Program had the termination not occurred, plus an amount equal to the target annual bonus to be earned by Mr. Coop during the year in which the termination occurs, payable in a lump sum; (c) acceleration of the vesting of all forms of time-based equity awarded to Mr. Coop by the Company at any time (the “Equity”), that would otherwise have vested during the twelve-month period following the termination date, provided that his Initial RSU Grant will vest in full; (d) vesting of any portion of the Value Creation PSUs for which a stock price hurdle had been achieved as of a Hurdle Measurement Date (as defined in the Coop Employment Agreement) prior to the date of termination, but for which the PSU Vesting Date (as defined in the Coop Employment Agreement) had not yet occurred; and (e) payment for twelve (12) months of COBRA coverage, if applicable.

If during a Change in Control Period (as defined in the Coop Employment Agreement), Mr. Coop’s employment is terminated without cause, or Mr. Coop terminates his employment with good reason, then, subject to execution of a separation agreement and release of claims, the Company must provide Mr. Coop with (i) continuation of regular payments of base salary for a period of eighteen (18) months from the date of termination of employment; (ii) payment of any unpaid amount of the annual bonus for the immediately preceding calendar year that Mr. Coop would have earned in accordance with the Bonus Program had the termination not occurred, plus an amount equal to 1.5 times the target annual bonus to be earned by Mr. Coop during the year in which the termination occurs, payable in a lump sum; (iii) acceleration of the vesting in full of all outstanding Equity; (iv) for any outstanding performance-based equity awards (other than the Value Creation PSUs), any applicable performance conditions will be deemed achieved (A) for any completed performance period, based on actual performance, or (B) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the HCM & Compensation Committee; and (v) payment for eighteen (18) months of COBRA coverage, if applicable.

Casey Heller

If we terminate Ms. Heller’s employment without Cause and other than as a result of death or Disability (each, as defined in Ms. Heller’s Employment Agreement), or Ms. Heller terminates her employment for Good Reason (as defined in Ms. Heller’s Employment Agreement) then we must provide Ms. Heller with (a) continuation of regular payments of salary at the rate in effect on the date of termination for a period of twelve months from the date of termination of employment, payable in accordance with our regular payroll schedule; (b) payment of the on-target bonus to be earned by Ms. Heller during the twelve month period following the date of termination of employment, within 30 days following the date of termination; and (c) acceleration of the vesting of all time-based stock options, restricted stock shares, LLC Units, profit interests, or other forms of equity awarded to Ms. Heller by the Company at any time, that would otherwise have vested during the twelve-month period following the termination date.

Ms. Heller’s Employment Agreement includes customary confidentiality provisions, as well as provisions relating to assignment of inventions, and a one-year post-termination non-solicitation of our employees.

Non-Change in Control Severance Plan

Ms. Heller, Ms. Jeannine Lombardi, the Company’s Chief Human Resource Officer (“Ms. Lombardi”), and Mr. Jonathan Paris, the Company’s Chief Legal Officer and Secretary (“Mr. Paris”), are eligible to participate in our Severance Plan as Eligible Employees (as defined in the Severance Plan). Under the Severance Plan, if we terminate an Eligible Employee’s employment without Cause (as defined below), and other than as a result of death or Disability (as defined in the Severance Plan), then, subject to execution of a general release of claims and certain other conditions set forth in the Severance Plan, such Eligible Employee is entitled to (i) continuation of regular payments of base salary for a period of (a) nine months for Ms. Lombardi and Mr. Paris and twelve months for Ms. Heller, in the case of an Eligible Employee who has been continuously employed by the Company or a subsidiary for two years or more (a “Tenured Employee”), or (b) six months, in the case of an Eligible Employee who has been continuously employed by the Company or a subsidiary for less than two years (a “Non-Tenured Employee”); (ii) payment of their current year annual bonus at “target” performance levels on a pro-rated basis, but only if their Separation Date (as defined in the Severance Plan) occurs on or after July 1 of a calendar year; (iii) accelerated vesting of any equity awards held by them as of the Separation Date and which vest solely based on continued service with the Company, to the extent such awards would have vested had they remained employed by the Company through (a) the nine-month period following their Separation Date, in the case of a Tenured Employee, or (b) the six-month period following their Separation Date, in the case of a Non-Tenured Employee; and (iv) if applicable, payment for up to (a) nine months of COBRA coverage, in the case of a Tenured Employee, or (b) six months of COBRA coverage, in the case of a Non-Tenured Employee.

An Eligible Employee under the Severance Plan will not be eligible for the severance compensation and benefits provided pursuant to the Severance Plan if they are entitled to any severance compensation and benefits under any other plan, policy, or other arrangement with the Company or under applicable law, but only to the extent that such other severance compensation and benefits are more favorable to the Eligible Employee than those provided under the Severance Plan, as determined on a per-benefit basis.

For purposes of the Severance Plan, “Cause” means, with respect to an Eligible Employee’s termination of service, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an affiliate and the Eligible Employee (or where there is such an agreement but it does not define “cause” or words of like import, which shall include but not be limited to “gross misconduct”), termination due to an Eligible Employee’s (1) failure to substantially perform the Eligible Employee’s duties or obey lawful directives that continues after receipt of written notice from the Company and a 10-day opportunity to cure; (2) gross misconduct or gross negligence in the performance of the Eligible Employee’s duties; (3) fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (4) conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (5) material breach or violation of any agreement with the Company or its affiliates, any restrictive covenant applicable to the Eligible Employee, or any Company policy (including, without limitation, with respect to harassment); or (6) other conduct, acts, or omissions that, in the good faith judgment of the Company, are likely to materially injure the reputation, business, or a business relationship of the Company or any of its affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an affiliate and the Eligible Employee that defines “cause” (or words of like import, which shall include but not be limited to “gross misconduct”), “cause” as defined under such agreement.

Change in Control Severance Plan

Ms. Heller, Ms. Lombardi and Mr. Paris are eligible to participate in our executive CIC Plan) as Eligible Employees (as defined in the CIC Plan). Under the CIC Plan, if, during the CIC Period (as defined in the CIC Plan), we terminate an Eligible Employee’s employment without Cause (as defined below) and other than as a result of death or Disability (as defined in the CIC Plan), then, subject to execution of a general release of claims and certain other conditions set forth in the CIC Plan, we must provide such Eligible Employee with (i) continuation of regular payments of base salary for a period of twelve months; (ii) payment of such Eligible Employee’s current year annual bonus at “target” performance levels; and (iii) payment for up to twelve months of COBRA coverage, if applicable.

For purposes of the CIC Plan, “Cause” means with respect to an Eligible Employee’s termination of service, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an affiliate and the Eligible Employee (or where there is such an agreement but it does not define “cause” or words of like import, which shall include but not be limited to “gross misconduct”), termination due to an Eligible Employee’s (1) failure to substantially perform the Eligible Employee’s duties or obey lawful directives that continues after receipt of written notice from the Company and a 10-day opportunity to cure; (2) gross misconduct or gross negligence in the performance of the Eligible Employee’s duties; (3) fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (4) conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (5) material breach or violation of any agreement with the Company or its affiliates, any restrictive covenant applicable to the Eligible Employee, or any Company policy (including, without limitation, with respect to harassment); or (6) other conduct, acts, or omissions that, in the good faith judgment of the Company, are likely to materially injure the reputation, business, or a business relationship of the Company or any of its affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement, or similar agreement in effect between the Company or an affiliate and the Eligible Employee that defines “cause” (or words of like import, which shall include but not be limited to “gross misconduct”), “cause” as defined under such agreement.

Pension Benefits

None of our NEOs participate, or have an account balance, in any qualified or non-qualified defined benefit plans sponsored by us.

Nonqualified Deferred Compensation

None of our NEOs participate in any non-qualified deferred compensation plan sponsored by us.

Pay-Versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For further information concerning the Company’s variable pay-for-performance philosophy and how the Company aligns executive compensation with the Company’s performance, refer to the compensation tables and the related narrative disclosure contained in this proxy statement.

	Summary Compensation Table Total for PEO(1)			Compensation Actually Paid to PEO(2)					Value of Initial Fixed $100 Investment Based on:
Year (a)	Coop(1) (b)	Krantz(1) (b)	Musslewhite(1) (b)	Coop(2) (c)	Krantz(2) (c)	Musslewhite(2) (c)	Average Summary Compensation Table Total for Non- PEO NEOs(3) (d)	Average Compensation Actually Paid to Non-PEO NEOs(4) (e)	Total Shareholder Return(5) (f)	Net Income (Loss) (Millions)(6) (h)
2025	$8,604,138	$-	$-	$5,295,137	$—	$—	$3,695,686	$3,185,884	$26.11	$(199.3)
2024	$10,876,456	$10,364,892	$6,810,837	$7,716,685	$424,313	$(4,679,451)	$4,545,570	$278,671	$37.39	$(591.4)
2023	$—	$-	$8,434,709	$—	$—	$3,148,094	$2,812,002	$1,848,073	$90.43	$(289.6)

(1)
The dollar amounts reported in column (b) are the amounts of total compensation reported for Messrs. Coop (who served as CEO in 2025 and 2024), Krantz (who served as Interim CEO in 2024) and Musslewhite (who served as CEO in 2024 and 2023) for each corresponding year in the “Total” column of the “Summary Compensation Table.” We refer to these individuals collectively as our “PEOs.”
(2)
The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to each of our PEOs as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to our PEOs in the applicable years. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to PEO’s total compensation to determine the compensation actually paid in 2025:

PEO	Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid to PEO
Coop	2025	$8,604,138	$(7,696,741)	$4,387,740	$5,295,137

(a)
The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” column in the “Summary Compensation Table” for the applicable year.
(b)
The equity award adjustments for 2025 include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in 2025 that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of 2025 (from the end of 2024) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of 2025; (iii) for awards that are granted and vest in 2025, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in 2025, the amount equal to the change as of the vesting date (from the end of 2024) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during 2025, a deduction for the amount equal to the fair value at the end of 2024; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in 2025 prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for 2025. The valuation assumptions used to calculate fair value did not materially differ from those disclosed as of the grant date of the equity awards. The amounts deducted or added in calculating the equity award adjustments are as follows:

PEO	Year	Year End Fair Value of Equity Awards Granted in the Year	Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
Coop	2025	$6,838,900	$(2,384,196)	$—	$(66,964)	$—	$—	$4,387,740

(3)
The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding our PEOs) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs (excluding our PEOs) included for purposes of calculating the average amounts in each applicable year are as follows (the “Non-PEO NEOs”): (i) for 2025, Casey Heller and Benjamin Graboske (ii) for 2024, Richard Booth, Kate Shamsuddin Jensen, Jonathan Maack and William Moschella; and (iii) for 2023, Richard Booth, Joseph Mirisola, Kate Shamsuddin Jensen, Jonathan Maack, and Carrie Lazorchak.

(4)
The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the Non-PEO NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the Non-PEO NEOs as a group during the applicable year. The following adjustments were made to the average total compensation for the Non-PEO NEOs as a group for 2025 to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards	Average Equity Award Adjustments(a)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$3,695,686	$(3,166,748)	$2,656,946	$3,185,884

(a)
The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards Granted in the Year	Average Change in Fair Value from End of Prior Year to End of Covered Year of Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value on the Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Average Total Equity Award Adjustments
2025	$1,412,356	$(35,672)	$1,288,188	$(7,926)	$—	$—	$2,656,946

(5)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. For purposes of the Company’s cumulative TSR, the measurement period begins at December 31, 2022.
(6)
The dollar amounts reported represent the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay-Versus-Performance Table

In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay-Versus-Performance table above.

Compensation Actually Paid and Cumulative TSR

The following graph sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

Compensation Actually Paid and Net Income

The following graph sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s net income over the three most recently completed fiscal years.

All information provided above under the “Pay-Versus-Performance Table” heading will not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent the Company specifically incorporates such information by reference.

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not grant stock options, stock appreciation rights, or similar instruments with option-like features and has no policies or practices to disclose pursuant to Item 402(x)(1) of Regulation S-K.

EQUITY COMPENSATION PLAN INFORMATION

We currently maintain the 2021 Plan and the Definitive Healthcare Corp. 2021 Employee Stock Purchase Plan (the “ESPP”), which have both been approved by stockholders in connection with our IPO, and the 2019 Plan, under which we made awards prior to our IPO and which has not been approved by stockholders. Effective September 15, 2021, we no longer grant any awards under the 2019 Plan, though previously granted awards under the 2019 Plan remain outstanding and governed by the 2019 Plan. As of December 31, 2025, we had not offered our employees the opportunity to purchase any shares under the ESPP. We also maintain the 2023 Inducement Plan, which has not been approved by our stockholders.

The following table sets forth, as of December 31, 2025, certain information related to our compensation plans under which shares of our Class A Common Stock may be issued.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	8,304,737	(1)	N/A	15,777,026	(3)
Equity compensation plans not approved by stockholders	3,917,913	(2)	N/A	1,503,666	(4)
Total	12,222,650		N/A	17,280,692

(1)
Consists of 7,752,961 shares of our Class A Common Stock issuable upon the settlement of time-based RSUs and 551,776 shares of our Class A Common Stock issuable upon the settlement of PSUs, at target, issued under the 2021 Plan as of December 31, 2025. Excluded from the number of shares to be issued upon exercise of outstanding options, warrants, and rights under equity compensation plans approved by stockholders is 1,544,724 shares awarded to certain executives with a relative TSR component, which did not meet the grant date criteria under ASC 718, Stock Compensation as of December 31, 2025.
(2)
Consists of 2,674,505 shares of our Class A Common Stock issuable upon the settlement of time-based RSUs and 1,243,408 shares of our Class A Common Stock issuable upon the settlement of PSUs, at target, issued under the 2023 Inducement Plan.
(3)
As of December 31, 2025, 10,922,313 shares of Class A Common Stock were available for future issuance under the 2021 Plan and 4,854,713 shares of Class A Common Stock were available for future issuance under the ESPP. On the first day of each fiscal year, commencing on January 1, 2023 and ending on (and including) January 1, 2032: (A) the share reserve under the 2021 Plan will automatically increase by a number equal to the least of (i) 5% of the total number of shares of Class A Common Stock actually issued and outstanding on the last day of the preceding fiscal year, (ii) a number of shares of Class A Common Stock determined by the Board; and (iii) 8,989,039 shares of Class A Common Stock; and (B) the aggregate number of shares of Class A Common Stock that may be issued under the ESPP will automatically increase by a number equal to the least of (i) 1.0% of the total number of shares of Class A Common Stock actually issued and outstanding on the last day of the preceding fiscal year, (ii) a number of shares of Class A Common Stock determined by the Board; and (iii) 1,498,173 shares of Class A Common Stock.
(4)
As of December 31, 2025, 1,503,666 shares of Class A Common Stock were available for future issuance under the Inducement Plan.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of our non-employee directors for fiscal year 2025.

Name	Fees earned or paid in cash ($)(1)	Stock awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Christopher Egan(4)	—	—	—	—
Samuel A. Hamood(5)	70,000	199,043	—	269,043
Jeff Haywood(4)	—	—	—	—
Jason Krantz(6)(7)	—	477,614	61,371	538,985
Jill Larsen(8)	70,000	199,043	—	269,043
Lauren Young(4)	—	—	—	—
Kathleen Winters(9)	175,000	199,043	—	374,043
Sastry Chilukuri(10)	175,000	199,043	—	374,043
Scott Stephenson(11)	53,913	199,043	—	252,956

(1)
Fees earned or paid in cash consist of (i) 2025 annual cash retainer in the amount of $50,000, (ii) in the case of Mr. Hamood, an additional chair retainer in the amount of $20,000 for his services as chair of our Audit Committee, (iii) in the case of Ms. Larsen and Mr. Stephenson, an additional chair retainer in the amount of $20,000 for their services as chair of our HCM & Compensation Committee, and (iv) in the case of Ms. Winters and Mr. Chilukuri an additional $125,000 for their services on a special committee, respectively. The cash fees reported in this column with respect to the following directors were paid to the following entities, in each case, controlled by the respective director as follows: (i) Ms. Winters’ cash fees were paid to Winters Advisory Inc.; (ii) Ms. Larsen’s cash fees were paid to Digital HR LLC; (iii) Mr. Chilukuri’s cash fees were paid to Venkat Group, LLC; and (iv) Mr. Hamood’s cash fees were paid to AMHAM DH, LLC.
(2)
Represents the grant date fair value of RSU awards granted to our non-employee directors during 2025, computed in accordance with ASC Topic 718. The valuation assumptions associated with such awards are discussed in Note 18 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the directors upon the vesting of the RSUs, or the sale of any Common Stock acquired under such RSUs.
(3)
Payments to Mr. Krantz included in the “All Other Compensation” column for 2025 include the following: (i) for Mr. Krantz, a base salary of $52,000, and (ii) 401(k) matching contributions and health insurance premiums of $9,371.
(4)
None of Mr. Egan, Mr. Haywood, or Ms. Young received compensation for services as a director in 2025 or had any outstanding equity awards as of December 31, 2025. Directors who are employees of Advent or Spectrum Equity do not receive compensation for services as a director or as a member of a committee of our Board.
(5)
As of December 31, 2025, Mr. Hamood held 55,911 unvested time-based RSUs.
(6)
Mr. Krantz is the Executive Chairman of the Board and an employee of the Company.
(7)
As of December 31, 2025, Mr. Krantz held 889,515 unvested time-based RSUs and PSUs.
(8)
On July 20, 2025, Ms. Larsen resigned from the Board of Directors of Definitive Healthcare Corp. and as a member and Chair of the HCM & Compensation Committee of the Board, effective July 21, 2025.
(9)
As of December 31, 2025, Ms. Winters held 55,911 unvested time-based RSUs.
(10)
As of December 31, 2025, Mr. Chilukuri held 55,911 unvested time-based RSUs.
(11)
As of December 31, 2025, Mr. Stephenson held 65,563 unvested time-based RSUs.

Non-Employee Director Compensation Policy

Our non-employee directors receive cash and equity compensation for their service on the Board pursuant to our non-employee director compensation policy. Each non-employee director receives a $50,000 annual retainer for Board services. Our Audit Committee Chair and HCM & Compensation Committee Chair receive an additional chair retainer of $20,000, and our Nominating and Governance Committee Chair receives an additional chair retainer of $10,000, in each case to the extent such chair positions are held by eligible non-employee directors. All annual cash compensation is payable on a quarterly basis in arrears, and retainers are pro-rated for partial quarters of service. Each non-employee director also receives (i) an initial equity award of RSUs with a value of $300,000 upon joining our Board, and (ii) an annual equity award of RSUs, granted on the date of the annual meeting of stockholders, with a value of $175,000 (in the case of directors who join the Board following such date, granted upon appointment and pro-rated for the period from appointment through the one year anniversary of such annual meeting of stockholders), which vests upon the earlier to occur of the one-year anniversary of such annual meeting of stockholders and the date of the next year’s annual meeting of stockholders, subject to such director’s continued service.

Any director who is an employee of the Company and directors who are employees of Advent or Spectrum Equity do not receive compensation for services as a director or as a member of a committee of our Board.

Director Stock Ownership Guidelines

Effective May 24, 2022, our HCM & Compensation Committee adopted stock ownership guidelines applicable to our non-employee directors (other than those directors who do not receive compensation for Board service because their principal employment is with an investment fund where such investment fund is an investor in the Company), which the HCM & Compensation Committee believes will help align the interests of our non-employee directors with those of our stockholders and may act as a risk mitigation device. Under these guidelines, our non-employee directors are each required to directly or indirectly own shares of our Common Stock (including shares owned outright, vested and unvested LLC Units, unvested shares of restricted stock or RSUs, and other shares that are considered beneficially owned by the director) with a value equal to at least three times their annual base cash retainer. Directors have five years from the later of the effective date of the guidelines or the date of commencement of their service on the Board to comply, and until the guidelines are satisfied, they must hold 25% of the shares received from their equity grants. As of our latest measurement date (December 31, 2025), all of our non-employee directors subject to the ownership guidelines had met or are on track to meet the required ownership guideline level for their tenure of service.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and accompanying footnotes set forth information regarding the beneficial ownership of our Common Stock as of April 1, 2026 by: (1) each person or group whom we know to beneficially own more than 5% of either class of our Common Stock; (2) each of the directors, director nominees, and NEOs individually; and (3) all of our directors and executive officers as a group.

The numbers of shares of our Class A Common Stock and Class B Common Stock beneficially owned, percentages of beneficial ownership of each such class and percentages of combined voting power as of April 1, 2026 that are set forth below are based on 105,456,979 shares of Class A Common Stock and 38,225,333 shares of Class B Common Stock issued and outstanding as of April 1, 2026. Our shares of Class B Common Stock have no economic rights, but each share entitles its holder to one vote on all matters on which our stockholders are entitled to vote generally.

In accordance with the rules of the SEC, beneficial ownership includes voting or investment power with respect to securities, and includes shares as to which there is a right to acquire ownership within 60 days following April 1, 2026. With respect to shares included due to ownership of restricted stock units or LLC Units scheduled to vest within such 60 day period, the underlying shares for which such restricted stock units would settle or for which such LLC Units would be exchangeable are deemed to be outstanding for the purpose of computing the percentage ownership of the person holding those restricted stock units or unvested LLC Units, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address for each listed stockholder is: c/o Definitive Healthcare Corp., 492 Old Connecticut Path, Suite 401, Framingham, Massachusetts 01701. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock.

	Shares of Class A Common Stock		Shares of Class B Common Stock		Combined
Name and address of beneficial owner	Number of shares (1)	Percentage of shares	Number of shares (1)	Percentage of shares	Voting Power
5% stockholders:
Funds managed by Advent International, L.P., a Delaware limited partnership (f/k/a Advent International Corporation)(2)	58,869,889	55.8%	—	—	41.0%
Affiliates of Spectrum Equity(3)	1,441,657	1.4%	13,843,158	36.2%	10.6%
Jason Krantz(4)	1,140,239	1.1%	21,299,157	55.7%	15.6%
Goldman Sachs(5)	5,935,933	5.6%	—	—	4.1%
Directors, director nominees, and named executive officers
Kevin Coop	793,381	*	—	—	*
Jason Krantz(4)	1,140,239	1.1%	21,299,157	55.7%	15.6%
Casey Heller(6)	45,438	*	—	—	*
Benjamin Graboske(7)	676,913	*	—	—	*
Jonathan Paris	—	—	—	—	—
Chris Egan(8)	—	—	—	—	—
Samuel A. Hamood(9)	95,877	*	310,078	*	*
Lauren Young(8)	—	—	—	—	—
Kathleen A. Winters	63,881	*	—	—	*
Sastry Chilukuri(10)	70,883	*	—	—	*
Scott Stephenson	58,561	*	—	—	*
All current directors and executive officers as a group (11 persons)(11)	2,945,173	2.8%	21,609,235	56.5%	17.1%

* Represents beneficial ownership of less than 1%.

(1)
Subject to the terms of the amended and restated limited liability company agreements of each of AIDH TopCo, LLC and AIDH Management Holdings, LLC, vested LLC Units, each paired with an equal number of shares of Class B Common Stock, are exchangeable for shares of our Class A Common Stock at the holder’s option on a one-for-one basis. When LLC Units are exchanged for shares of Class A Common Stock, the equivalent number of shares of Class B Common Stock are cancelled. See “Certain Relationships and Related Person Transactions—Amended Definitive OpCo LLC Agreement.” Beneficial ownership of shares of Class B Common Stock reflected in this table has not been also reflected as beneficial ownership of shares of our Class A Common Stock for which such shares of Class B Common Stock, paired with equal number of LLC Units, may be exchanged and/or surrendered as doing so would result in double counting with respect to the combined voting power. Any fractional shares have been rounded to the nearest whole share.
(2)
Based on information set forth in the Schedule 13G/A filed with the SEC on May 15, 2025, amount beneficially owned includes: (i) 58,869,889 shares of Class A Common Stock held by ADVENT INTERNATIONAL, L.P. “Advent”); (ii) 58,869,889 shares of Class A Common Stock held by Advent International GP, LLC; (iii) 46,251,909 shares of Class A Common Stock held by Advent International GPE IX, LLC; (iv) 36,492,659 shares of Class A Common Stock held by GPE IX GP Limited Partnership; (v) 16,955,510 shares of Class A Common Stock held by Advent International GPE IX Limited Partnership (“GPE-IX LP”); (vi) 3,359,809 shares of Class A Common Stock held by Advent International GPE IX-B Limited Partnership (“GPE IX-B LP”); (vii) 1,394,766 shares of Class A Common Stock held by Advent International GPE IX-C Limited Partnership (“GPE IX-C LP”); (viii) 1,463,380 shares of Class A Common Stock held by Advent International GPE IX-F Limited Partnership (“GPE IX-F LP”); (ix) 4,815,226 shares of Class A Common Stock held by Advent International GPE IX-G Limited Partnership (“GPE IX-G LP”); (x) 5,428,915 shares of Class A Common Stock held by Advent International GPE IX-H Limited Partnership (“GPE IX-H LP”); (xi) 3,075,053 shares of Class A Common Stock held by Advent International GPE IX-I Limited Partnership (“GPE IX-I LP”); (xii) 8,301,241 shares of Class A Common Stock held by GPE IX GP S.a r.l; (xiii) 4,985,850 shares of Class A Common Stock held by Advent International GPE IX-A SCSp (“GPE IX-A SCSP”); (xiv) 1,061,241 shares of Class A Common Stock held by Advent International GPE IX-D SCSp (“GPE IX-D SCSP”); (xv) 2,156,723 shares of Class A Common Stock held by Advent International GPE IX-E SCSp (“GPE IX-E SCSP”); (xvi) 97,427 shares of Class A Common Stock held by Advent International GPE IX Strategic Investors SCSp (“GPE IX Strategic Investors SCSP”); (xvii) 1,458,009 shares of Class A Common Stock held by AP GPE IX GP Limited Partnership; (xviii) 55,642 shares of Class A Common Stock held by Advent Partners GPE IX Limited Partnership (“AP GPE IX LP”); (xix) 128,669 shares of Class A Common Stock held by Advent Partners GPE IX-A Limited Partnership (“AP GPE IX-A LP”); (xx) 321,070 shares of Class A Common Stock held by Advent Partners GPE IX-C Limited Partnership; (xxi) 54,121 shares of Class A Common Stock held by Advent Partners GPE IX-A Cayman Limited Partnership (“AP GPE IX-A Cayman LP”); (xxii) 898,507 shares of Class A Common Stock held by Advent Partners GPE IX-B Cayman Limited Partnership (“AP GPE IX-B Cayman LP”); (xxiii) 12,617,980 shares of Class A Common Stock held by Advent Global Technology LLC; (xxiv) 10,326,106 shares of Class A Common Stock held by Advent Global Technology GP Limited Partnership; (xxv) 3,818,770 shares of Class A Common Stock held by Advent Global Technology Limited Partnership (“Global Technology LP”); (xxvi) 2,971,879 shares of Class A Common Stock held by Advent Global Technology-B Limited Partnership (“Global Technology-B LP”); (xxvii) 1,609,070 shares of Class A Common Stock held by Advent Global Technology-C Limited Partnership (“Global Technology-C LP”; (xxviii) 1,926,387 shares of Class A Common Stock held by Advent Global Technology-D Limited Partnership (“Global Technology-D LP”); (xxix) 1,885,069 shares of Class A Common Stock held by Advent Global Technology GP S.a r.l.; (xxx) 1,885,069 shares of Class A Common Stock held by Advent Global Technology-A SCSP (“Global Technology-A SCSP”); (xxxi) 406,805 shares of Class A Common Stock held by AP AGT GP Limited Partnership; (xxxii) 31,561 shares of Class A Common Stock held by Advent Partners AGT Limited Partnership (“AGT-A LP”); (xxxiii) 27,373 shares of Class A Common Stock held by Advent Partners AGT-A Limited Partnership (“AGT-A LP”); (xxxiv) 317,329 shares of Class A Common Stock held by Advent Partners AGT-C Limited Partnership; (xxxv) 30,542 shares of Class A Common Stock held by Advent Global Technology Strategic Investors Limited Partnership (“AGT Strategic Investors LP”); (xxxvi) 3,623,787 shares of Class A Common Stock held by Advent Global Opportunities Management LLC; (xxxvii) 3,623,787 shares of Class A Common Stock held by Advent Global Opportunities GP LLC; (xxxviii) 3,623,787 shares of Class A Common Stock held by Advent Global Opportunities GP LP; and (xxxix) 3,623,787 shares of Class A Common Stock held by Advent Global Opportunities Master Limited Partnership (formerly Sunley House Capital Master Limited Partnership) (“AGO Master Fund”).

GPE IX GP Limited Partnership is the general partner of the Advent IX Cayman Funds, GPE IX GP S.a r.l. is the general partner of the Advent IX Luxembourg Funds, and AP GPE IX GP Limited Partnership is the general partner of the Advent IX Partners Funds. Advent International GPE IX, LLC is the general partner of GPE IX GP Limited Partnership and AP GPE IX GP Limited Partnership, and is the manager of GPE IX GP S.a r.l.Advent Global Technology GP Limited Partnership is the general partner of the Advent Global Technology Funds, Advent Global Technology GP S.a r.l. is the general partner of Advent Global Technology-A SCSp, and AP AGT GP Limited Partnership is the general partner of the Advent AGT Funds. Advent Global Technology LLC is the general partner of Advent Global Technology GP Limited Partnership and AP AGT GP Limited Partnership, and is the manager of Advent Global Technology GP S.a r.l.Advent Global Opportunities GP LP is the general partner of Advent Global Opportunities Master Fund, Advent Global Opportunities GP LLC is the general partner of Advent Global Opportunities GP LP, and Advent Global Opportunities Management LLC is the investment manager to Advent Global Opportunities Master Fund. Investors in Advent Global Opportunities Master Fund invest in one or more of the following feeder funds: Advent Global Opportunities Fund LP, Advent Global Opportunities Limited Partnership, Advent Global Opportunities Fund Ltd. and Advent Global Opportunities Ltd. (collectively, the "Advent Global Opportunities Feeder Funds"), which are the limited partners of Advent Global Opportunities Master Fund. The Advent Global Opportunities Feeder Funds have ownership interests in Advent Global Opportunities Master Fund, but none of the Advent Global Opportunities Feeder Funds owns shares directly and none has voting or dispositive power over the shares held directly by Advent Global Opportunities Master Fund. The various Advent Global Opportunities entities referenced in this Item 2 were previously branded as Sunley House. Advent International GP, LLC is the general partner of Advent International, L.P., and International, L.P. is the manager of Advent International GPE IX, LLC and Advent Global Technology LLC and is the sole member of both Advent Global Opportunities GP LLC and Advent Global Opportunities Management LLC. Each of Advent International GP, LLC and Advent International, L.P. may be deemed to have voting and dispositive power over the shares held by the Advent IX Cayman Funds, the Advent IX Luxembourg Funds, the Advent IX Partners Funds, the Advent Global Technology funds, Advent Global Technology-A SCSp, the Advent AGT Funds and Advent Global Opportunities Master Fund. The address of each of the entities and individuals named in this footnote is c/o Advent International, L.P., Prudential Tower, 800 Boylston St., Suite 3300, Boston, MA 02199. The shares of Class A Common Stock held by Advent are subject to a voting agreement, as described below in “Certain Relationships and Related Person Transactions —Voting Agreement.”

(3)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2024, amount beneficially owned includes: (i) 1,441,657 shares of Class A Common Stock held directly by SE VII DHC AIV Feeder, L.P., (ii) 13,811,367 shares of Class B Common Stock held directly by SE VII DHC AIV, L.P., (iii) 20,068 shares of Class B Common Stock held directly by Spectrum VII Investment Managers’ Fund, L.P., and (iv) 11,723 shares of Class B Common Stock held directly by Spectrum VII Co-Investment Fund, L.P. SEA VII Management, LLC is the general partner of Spectrum VII Investment Managers’ Fund, L.P. and Spectrum VII Co-Investment Fund, L.P., and Spectrum Equity Associates VII, L.P., which is in turn the general partner of SE VII DHC AIV, L.P., SE VII DHC AIV Feeder, L.P., and as a result may be deemed to share beneficial ownership of the shares of Class A Common Stock and Class B Common Stock, as applicable, beneficially owned by the foregoing entities. Brion B. Applegate, Christopher T. Mitchell, Victor E. Parker, Jr., Benjamin C. Spero, Ronan Cunningham, Peter T. Jensen, Stephen M. LeSieur, Brian Regan and Michael W. Farrell may be deemed to share voting and dispositive power over the securities held by the entities described in this footnote. Each of the foregoing individuals disclaims beneficial ownership of such securities. The address of the entities and individuals named in this footnote 140 New Montgomery Street, 20th Floor, San Francisco, CA 94105.
(4)
Amount beneficially owned includes (i) 450,000 shares of Class A Common Stock held by DH Holdings (f/k/a Jason R. Krantz 2009 Trust), of which Mr. Krantz is the beneficiary, (ii) 41,456 shares of Class A Common Stock subject to RSU awards that vest, subject to continued service, within 60 days of April 1, 2026, (iii) 648,783 shares of Class A Common Stock held directly Mr. Krantz, (iv) 20,451,027 shares of Class B Common Stock held by DH Holdings (f/k/a Jason R. Krantz 2009 Trust), of which Mr. Krantz is the trustee and beneficiary and (v) 848,130 shares of Class B Common Stock held by Mr. Krantz. Mr. Krantz has sole voting and dispositive power over the shares held by DH Holdings.
(5)
Based on information set forth in a Schedule 13G/A filed with the SEC on February 9, 2026, amount beneficially owned includes 5,935,933 shares of Class A Common Stock held by The Goldman Sachs Group, Inc.
(6)
Amount beneficially owned includes (i) 41,196 shares of Class A Common Stock held by Ms. Heller and (ii) 4,242 shares of Class A Common Stock subject to RSU awards that vest, subject to continued service, within 60 days of April 1, 2026.
(7)
Mr. Graboske resigned as our EVP Technology and Engineering Chief Data Officer effective April 17, 2026.
(8)
Excludes shares of Class A Common Stock held by Advent, as disclosed in footnote (2) above. Each of Mr. Egan and Ms. Young disclaim beneficial ownership of the shares of Class A Common Stock held by the Advent funds except to the extent of their respective pecuniary interest therein.
(9)
Amount beneficially owned includes (i) 51,582 shares of Class A Common Stock held indirectly by AMHAM DH LLC, a subsidiary of Samuel Allen Hamood Revocable Trust dated Aug. 27, 2010, of which Mr. Hamood is a trustee and beneficiary, (ii) 44,295 shares of Class A Common Stock held directly by Mr. Hamood, and (iii) 310,078 shares of Class B Common Stock held by AMHAM DH LLC. Mr. Hamood has shared voting and dispositive power over the shares held by AMHAM DH LLC.
(10)
Amount beneficially owned includes (i) 64,448 shares of Class A Common Stock held by Venkat Group, LLC, of which Mr. Chilukuri is the sole member and (ii) 6,435 shares of Class A Common Stock held directly by Mr. Chilukuri.
(11)
Amount beneficially owned includes (i) shares of Class A Common Stock beneficially owned by our current executive officers and directors, (ii) shares of Class A Common Stock subject to RSU awards that vest, subject to continued service, within 60 days of April 1, 2026, and (iii) 21,609,235 shares of Class B Common Stock beneficially owned by our current executive officers and directors.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Set forth below is a description of certain relationships and related person transactions between us or our subsidiaries and our directors, director nominees, executive officers, or holders of more than 5% of our voting securities during fiscal year 2025. We also summarize our policies and procedures for the review, approval or ratification of transactions with such related persons.

As used herein, unless otherwise noted or the context requires otherwise:

•
“Advent” refers to funds affiliated with Advent International, a global private equity firm.
•
“Amended LLC Agreement” refers to the second amended and restated limited liability company agreement of Definitive OpCo, entered into in connection with the Reorganization Transactions.
•
“Blocker Companies” refers to certain entities treated as corporations for U.S. tax purposes that merged into Definitive Healthcare Corp. in connection with the Reorganization Transactions.
•
“Continuing Pre-IPO LLC Members” refers to certain Pre-IPO LLC Members who retained their equity ownership in Definitive OpCo in the form of LLC Units immediately following the consummation of the Reorganization Transactions.
•
“Definitive OpCo” refers to AIDH TopCo, LLC, a subsidiary of Definitive Healthcare Corp.
•
“LLC Units” refers to limited liability company interests in Definitive OpCo.
•
“Reorganization Transactions” refers to the series of transactions we completed in connection with our initial public offering.
•
“Reorganization Parties” refers to the shareholders of the Blocker Companies prior to the merger of the Blocker Companies into Definitive Healthcare Corp.
•
“Spectrum Equity” refers to investment funds associated with Spectrum Equity Management, L.P., a private equity firm.
•
“Unitholders” refers to holders who hold their ownership in Definitive OpCo in the form of LLC Units.
•
“Tax Receivable Agreement” refers to the tax receivable agreement entered into with the TRA Parties.
•
“TRA Parties” refers collectively to Continuing Pre-IPO LLC Members, the Reorganization Parties, and any future party to the Tax Receivable Agreement.

Definitive OpCo Amended LLC Agreement

In accordance with the terms of the Amended LLC Agreement, we operate our business through Definitive OpCo. Pursuant to the terms of the Amended LLC Agreement, we will not, without the prior written consent of the majority-in-interest of the members in Definitive OpCo other than us (if any), engage in any activity unrelated to the business or ownership of Definitive OpCo or own any material assets other than limited liability company interests in Definitive OpCo and/or any cash or other property or assets distributed by or otherwise received from Definitive OpCo.

As the sole managing member of Definitive OpCo, we have control over all of the affairs and decision making of Definitive OpCo, subject to certain exceptions. As such, through our officers and directors, we are responsible for all operational and administrative decisions of Definitive OpCo and the day-to-day management of Definitive OpCo’s business. We will fund any dividends to our stockholders by causing Definitive OpCo to make distributions to the Unitholders and us, subject to the limitations imposed by our debt agreements.

Unitholders generally incur U.S. federal, state, and local income taxes on their proportionate share of any taxable income of Definitive OpCo. Under the Amended LLC Agreement, to the extent Definitive OpCo has available cash we are required to cause Definitive OpCo to make pro rata cash distributions to the Unitholders for purposes of funding their tax obligations in respect of the taxable income of Definitive OpCo that is allocated to them. Generally, the pro rata amount to be distributed to each Unitholder is calculated based on the distribution to the Unitholder that would have the highest tax distribution on a per unit basis, with such calculated based on estimated net taxable income of Definitive OpCo allocable to the Unitholders and assumed tax rates equal to the highest effective marginal combined U.S. federal, state, and local income tax rate prescribed for an individual or corporate resident of New York, NY (whichever is higher) for the applicable year (taking into account the deductibility of state and local taxes to the extent applicable and the character of Definitive OpCo’s income). As a result of (i) potential differences in the amount of taxable income allocable to us and the other Unitholders, (ii) the lower tax rate applicable to corporations than individuals, and (iii) the use of an assumed tax rate in calculating Definitive OpCo’s distribution obligations, we may receive tax distributions significantly in excess of our tax liabilities and obligations to make payments under the Tax Receivable Agreement (as described below).

Except as otherwise determined by us and subject to certain exceptions, if at any time we issue a share of our Class A Common Stock, the net proceeds received by us with respect to such share, if any (less any amounts used to fund expenses or other obligations as to which we would be entitled to a distribution or reimbursement from Definitive OpCo), shall be concurrently contributed to Definitive OpCo and Definitive OpCo shall issue to us one LLC Unit, unless such share was issued by us solely to fund the purchase of an LLC Unit from a holder of LLC Units, in which case such net proceeds shall instead be transferred to the selling holder of LLC Units as consideration for such purchase and Definitive OpCo will not issue an additional LLC Unit to us. Similarly, except as otherwise determined by us, (i) Definitive OpCo will not issue any additional LLC Units to us unless we issue or sell an equal number of shares of our Class A Common Stock and (ii) should Definitive OpCo issue any additional LLC Units to any person other than us, we will issue an equal number of shares of our Class B Common Stock to such person (or, in the case of LLC Units corresponding to units of AIDH Management Holdings, LLC, to the holder of such units of AIDH Management Holdings, LLC). Conversely, if at any time any shares of our Class A Common Stock are purchased or otherwise acquired by us, Definitive OpCo will purchase or otherwise acquire an equal number of LLC Units held by us, upon the same terms and for the same price per security as the shares of our Class A Common Stock are purchased or otherwise acquired. In addition, except as otherwise determined by us, Definitive OpCo will not effect any subdivision (by any unit split, unit distribution, reclassification, reorganization, recapitalization, or otherwise) or combination (by reverse unit split, reclassification, reorganization, recapitalization, or otherwise) of the LLC Units unless it is accompanied by a substantively identical subdivision or combination, as applicable, of each class of our Common Stock (with corresponding changes made with respect to any other exchangeable or convertible securities), and conversely, we will not effect any subdivision or combination of any class of our Common Stock unless it is accompanied by a substantively identical subdivision or combination, as applicable, of the LLC Units.

Under our Amended LLC Agreement, Unitholders (other than us) have the right to require Definitive OpCo to redeem or exchange all or a portion of their vested LLC Units for newly-issued shares of Class A Common Stock, which may consist of unregistered shares, on a one-for-one basis (subject to customary adjustments, including for stock splits, stock dividends, and reclassifications), subject to certain exceptions. Upon the exercise of the redemption right, the exchanging member will surrender its LLC Units to Definitive OpCo for cancellation. The Amended LLC Agreement requires that we contribute shares of our Class A Common Stock to Definitive OpCo in exchange for an amount of newly-issued LLC Units in Definitive OpCo equal to the number of LLC Units exchanged from the surrendering holder of LLC Units. Definitive OpCo will then distribute the shares of our Class A Common Stock to such holder to complete the exchange. Alternatively, we may at our option effect the exchange in the form of a direct exchange of Class A Common Stock for LLC Units. Furthermore, in the event of an exchange request, we are obligated to ensure that at all times the number of LLC Units that we own equals the number of shares of Class A Common Stock issued by us (subject to certain exceptions for treasury shares and shares underlying certain convertible or exchangeable securities). Upon such an exchange, shares of Class B Common Stock held by the exchanging holder of LLC Units will be canceled on a one-for-one basis. Similarly, the holders of vested equity in AIDH Management Holdings, LLC have the right, pursuant to the terms of the amended and restated limited liability company agreement of AIDH Management Holdings, LLC, to cause Definitive OpCo or us to redeem or exchange (at our election) their vested equity for newly issued shares of Class A Common Stock on a one-for-one basis as though such holder were the direct member of Definitive OpCo pursuant to the terms of the Amended LLC Agreement. Upon such an exchange, shares of Class B Common Stock held by the exchanging holder of units of AIDH Management Holdings, LLC will be canceled on a one-for-one basis.

The Amended LLC Agreement provides that, in the event that a tender offer, share exchange offer, issuer bid, take-over bid, recapitalization, or similar transaction with respect to our Class A Common Stock is proposed by us or to us or our stockholders and approved by our Board of Directors or is otherwise effected or consented to or approved by our Board of Directors, holders of vested LLC Units other than us will be permitted to participate in such offer by delivery of a notice of exchange that is effective immediately prior to the consummation of such offer. In the case of any such offer proposed by us, we are obligated to use our reasonable best efforts to enable and permit such Unitholders to participate in such offer to the same extent or on an economically equivalent basis as the holders of shares of our Class A Common Stock without discrimination. In addition, we are obligated to use our reasonable best efforts to ensure that such Unitholders may participate in each such offer without being required to exchange LLC Units to the extent practicable.

The Amended LLC Agreement provides that, subject to certain exceptions, including transfers to us as provided above or to certain permitted transferees, the LLC Units and shares of Class B Common Stock may not be sold, transferred, or otherwise disposed of.

Subject to certain exceptions, Definitive OpCo will indemnify all of its members and their officers and certain other related parties against all losses or expenses arising from claims or other legal proceedings in which such person (in its capacity as such) may be involved or become subject to in connection with Definitive OpCo’s business or affairs, the Amended LLC Agreement or any related document.

Definitive OpCo may be dissolved upon the earliest to occur of (i) 45 days after the sale or other disposition of all or substantially all of its assets, (ii) our approval of such a dissolution, (iii) the entry of a decree of dissolution, or (iv) such time as there are no remaining members, unless Definitive OpCo is continued in accordance with the Delaware Limited Liability Company Act. Upon dissolution, Definitive OpCo will be liquidated and the proceeds from any liquidation will be applied and distributed in the following manner: (a) first, to creditors (including creditors who are members or their respective affiliates that are creditors) in satisfaction of all of Definitive OpCo’s liabilities (whether by payment or by making reasonable provision for payment of such liabilities, including the setting up of any reasonably necessary reserves) and (b) second, to the members in proportion to their vested LLC Units.

Tax Receivable Agreement

In connection with the IPO, we entered into a Tax Receivable Agreement, or TRA, with the TRA Parties. Under the TRA, the Company generally will be required to pay to the TRA Parties 85% of the amount of cash savings, if any, in U.S. federal, state, or local tax that the Company actually realizes, or in certain circumstances is deemed to realize, directly or indirectly as a result of (i) certain tax attributes that the Company acquired from the Blocker Companies, (ii) certain tax basis adjustments resulting from (a) acquisitions by the Company of LLC Units from pre-IPO holders in connection with the IPO and (b) subsequent redemptions or exchanges of LLC Units by Unitholders of LLC Units for Class A Common Stock or other consideration, and (iii) certain payments made under the TRA. The Company expects to benefit from the remaining 15% of any tax benefits that it may actually realize. To the extent that the Company is unable to timely make payments under the TRA for any reason, such payments generally will be deferred and will accrue interest until paid.

We have recorded a tax receivable agreement liability of $27.2 million related to these benefits as of December 31, 2025. To the extent that the Company determines that it is able to realize the tax benefits associated with the basis adjustments and net operating losses, the Company would record an additional liability of $227.6 million, for a total liability of $254.8 million. The company made TRA payments during the year ended December 31, 2025 of $13.8 million.

Nominating Agreements

We entered into nominating agreements, pursuant to which (a) Advent and its affiliates have the right, at any time until Advent no longer beneficially owns at least 21.5% of our outstanding Common Stock, to nominate two designees to our Board; and (b) so long as each of Spectrum Equity and Jason Krantz together with each of their respective affiliates, owns at least 5% of our outstanding Common Stock, respectively, Spectrum Equity and Jason Krantz, and their respective affiliates, each have the right to nominate one designee to our Board. After such time as Advent and its affiliates no longer beneficially own at least 21.5% of our outstanding Common Stock but so long as Advent and its affiliates are the beneficial owners of at least 5% of our Common Stock, Advent and its affiliates have the right to nominate one designee to our Board. So long as Advent, Spectrum Equity, and Jason Krantz together with their respective affiliates beneficially own at least 5% of our outstanding Common Stock, Advent, Spectrum Equity and Jason Krantz each have the right to nominate a designee to our Board to fill any vacancy of a director nominated by Advent, Spectrum Equity, or Jason Krantz, respectively, due to death, resignation, or removal. The nominating agreement with Spectrum Equity was terminated on April 6, 2026.

Registration Rights Agreement

In connection with the IPO, we entered into a registration rights agreement with certain of the Unitholders and affiliates of Advent, affiliates of Spectrum Equity, Jason Krantz, and AIDH Management Holdings, LLC.

Voting Agreement

On November 7, 2024, the Company and Advent entered into a voting agreement, pursuant to which Advent agreed, on each matter brought to a vote at any annual or special meeting of the Company’s stockholders and in connection with any action proposed to be taken by consent of the Company’s stockholders in lieu of a meeting, to vote all shares of voting stock of the Company, or other voting or equity securities of the Company which could be issued (collectively, “Voting Securities”) beneficially owned by Advent that exceed 40.3% of the outstanding Voting Securities of the Company as a result of the Company’s stock repurchase program approved by the Board in November 2024 (the “Excess Voting Securities”), in the same proportion as all votes cast by stockholders other than Advent. Any Voting Securities that are not Excess Voting Securities may be voted at the discretion of Advent.

Encora Agreement

In November 2024, we entered into a master services agreement with Encora Digital, LLC (“Encora”), pursuant to which Encora provides staff augmentation to the Company’s product and engineering departments, inclusive of design, development, and technical project management services and support. As of December 31, 2025, Advent, a holder of more than 5% of our voting securities, owns a majority voting interest in Encora Holdings, Inc., the parent company of Encora. Pursuant to the Encora master services agreement, we spent approximately $1.1 million in 2025 and expect to spend $1.3 million in 2026.

Limitation of Directors’ Liability and Indemnification Matters

Our Charter and Bylaws provide that we will indemnify our directors and officers, in each case, to the fullest extent permitted by Delaware law. Pursuant to our Charter, our directors will not be liable to us or any stockholders for monetary damages for any breach of fiduciary duty, except (i) for acts that breach his or her duty of loyalty to us or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) pursuant to Section 174 of the Delaware General Corporate Law (the “DGCL”), which provides for liability of directors for unlawful payments of dividends of unlawful stock purchase, or (iv) for any transaction from which the director derived an improper personal benefit. The Bylaws also require us, if so requested, to advance expenses that such director or officer incurred in defending or investigating a threatened or pending action, suit, or proceeding, provided that such person will return any such advance if it is ultimately determined that such person is not entitled to indemnification by us. We have entered into, and intend to continue to enter into, indemnification agreements with our directors and officers. We also maintain insurance on behalf of any person who is or was a director or officer of the Company against any loss arising from any claim asserted against him or her and incurred by him or her in any such capacity, subject to certain exclusions.

Related Party Transactions Policies and Procedures

We have a Related Person Transaction Policy (the “Policy”), which sets forth our policy with respect to the review, approval, ratification, and disclosure of all related person transactions by our Audit Committee. In accordance with the policy, our Audit Committee has overall responsibility for implementation of and compliance with the policy.

For purposes of the Policy, subject to certain exceptions, a “related person transaction” is any transaction, arrangement, or relationship (or any series of similar transactions, arrangements, or relationships) in which the Company was, is or will be a participant, and in which any Related Person had, has or will have a direct or indirect material interest, and the amount involved exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years.

The Policy requires that notice of a proposed transaction or arrangement that could be a related person transaction be provided to our Chief Legal Officer, or his or her designee, the chair of the Board, or the chair of the Audit Committee prior to entry into such transaction. If it is determined that such transaction could be a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting or sooner if determined to be necessary by the Chief Legal Officer. Under the Policy, our Audit Committee may, in its discretion based upon a determination that such transactions are in the best interests of the Company and such other determinations as the Audit Committee deems appropriate, (i) approve or ratify such transactions, as applicable, (ii) request that the transaction be modified as a condition to the Audit Committee’s approval or ratification, or (iii) reject and direct management to terminate or rescind the transaction.

HOUSEHOLDING OF PROXY MATERIALS

Under rules adopted by the SEC, we are permitted to deliver a single Notice of Internet Availability of Proxy Materials and, if you requested printed versions by mail, this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025, to any household in which two or more stockholders reside if we believe the stockholders are members of the same family. This process, called householding, allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

This year, we, or some brokers and nominees who hold Company shares on behalf of stockholders, may participate in the practice of householding proxy statements and annual reports for those stockholders. If your household receives a single Notice of Internet Availability of Proxy Materials for this year and, if you requested printed versions by mail, this Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025, but you would like to receive your own copy, please contact our Chief Legal Officer and Secretary, at Definitive Healthcare Corp., Chief Legal Officer, 492 Old Connecticut Path, Suite 401, Framingham, MA 01701, and we will promptly send you a copy. If a broker or nominee holds Company shares on your behalf and you share the same last name and address with another stockholder for whom a broker or nominee holds Company shares, and together both of you would like to receive only a single set of the Company’s disclosure documents, please contact your broker or nominee as described in the voter instruction card or other information you received from your broker or nominee.

If you consent to householding, your election will remain in effect until you revoke it. Should you later revoke your consent, you will be sent separate copies of those documents that are mailed at least 30 days or more after receipt of your revocation.

STOCKHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

If any stockholder wishes to propose a matter for consideration at our 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”), the proposal should be mailed by certified mail return receipt requested, to our Chief Legal Officer and Secretary, Definitive Healthcare Corp., Chief Legal Officer, 492 Old Connecticut Path, Suite 401, Framingham, MA 01701. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8(e) of the Exchange Act) for inclusion in our proxy statement for the 2027 Annual Meeting, a proposal must be received by our Secretary on or before December 24, 2027. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received.

In addition, our Bylaws permit stockholders to nominate candidates for director and present other business for consideration at our annual meeting of stockholders. To make a director nomination or present other business for consideration at the 2027 Annual Meeting, you must submit a timely notice in accordance with the procedures described in our Bylaws. To be timely, a stockholder’s notice must be delivered to the Chief Legal Officer and Secretary at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the first anniversary of the preceding year’s annual meeting. Therefore, to be presented at our 2027 Annual Meeting, such a proposal must be received on or after February 5, 2027, but not later than March 7, 2027. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after such anniversary date of this year’s Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the open of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2027 Annual Meeting, or, if the first public announcement by the Company of the date of the 2027 Annual Meeting is less than 100 days prior to the 2027 Annual Meeting, the tenth day following the day on which public announcement of the date of the 2027 Annual Meeting is first made by the Company. Any such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in our Bylaws. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our Board of Director’s Nominees must provide in their notice the additional information required by Rule 14a-19 under the Exchange Act.

OTHER BUSINESS

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders will vote your shares in accordance with their best judgment. This discretionary authority is granted by the execution of the form of proxy.

By Order of the Board of Directors,

Jonathan Paris
Chief Legal Officer and Secretary

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K. To access these filings, go to our website (ir.definitivehc.com) and click on “SEC Filings” under the “Financials” heading. Copies of our Annual Report on Form 10-K for the year ended December 31, 2025, including financial statements and schedules thereto, filed with the SEC, will also be available without charge to stockholders upon written request addressed to:

Chief Legal Officer and Secretary

Definitive Healthcare Corp.

492 Old Connecticut Path, Suite 401

Framingham, MA 01701

APPENDIX A

THE DEFINITIVE HEALTHCARE CORP. 2021 EQUITY INCENTIVE PLAN

Purpose. The purpose of the Definitive Healthcare Corp. 2021 Equity Incentive Plan is to further align the interests of eligible participants with those of the Company’s stockholders by providing incentive compensation opportunities tied to the performance of the Company and its Common Stock. The Plan is intended to advance the interests of the Company and increase stockholder value by attracting, retaining and motivating key personnel upon whose judgment, initiative and effort the successful conduct of the Company’s business is largely dependent.

Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth below:

“Affiliate” means, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with such first Person.

“Award” means a Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, or Stock-Based Award granted under the Plan.

“Award Agreement” means a notice or an agreement entered into between the Company and a Participant or provided by the Company to a Participant setting forth the terms and conditions of an Award granted to a Participant as provided in Section 14.2 hereof.

“Board” means the Board of Directors of the Company.

“Cause” has the meaning set forth in Section 12.2 hereof.

“Change in Control” has the meaning set forth in Section 11.4 hereof.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of no fewer than two members of the Board who are appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the Class A common shares of the Company, par value $0.001 per share (and any shares or other securities into which such Common Stock may be converted or into which it may be exchanged).

“Company” means Definitive Healthcare Corp., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

“Date of Grant” means the date on which an Award under the Plan is granted by the Committee or such later date as the Committee may specify to be the effective date of an Award.

“Disability” means, unless otherwise defined in an Award Agreement, a disability described in Treasury Regulations Section 1.409A-3(i)(4)(i)(A). A Disability shall be deemed to occur at the time of the determination by the Committee of the Disability.

“Effective Date” has the meaning set forth in Section 15.1 hereof.

“Eligible Person” means any Person who is an officer, employee, Non-Employee Director, or any natural person who is a consultant or other personal service provider of the Company or any of its Subsidiaries.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Fair Market Value” means, as applied to a specific date, the price of a share of Common Stock that is based on the opening, closing, actual, high, low or average selling prices of a share of Common Stock reported on any established stock exchange or national market system including without limitation the National Association of Securities Dealers, Inc. Automated Quotation System (“NASDAQ”), the New York Stock Exchange and the National Market System on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion. Unless the Committee determines otherwise or unless otherwise specified in an Award Agreement, Fair Market Value shall be deemed to be equal to the closing price of a share of Common Stock on the date as of which Fair Market Value is to be determined, or if shares of Common Stock are not publicly traded on such date, as of the most recent date on which shares of Common Stock were publicly traded. Notwithstanding the foregoing, if the Common Stock is not traded on any established stock exchange or national market system, the Fair Market Value means the price of a share of Common Stock as established by the Committee.

“Incentive Stock Option” means a Stock Option granted under Section 6 hereof that is intended to meet the requirements of Section 422 of the Code and the regulations thereunder.

“Non-Employee Director” means a member of the Board who is not an employee of the Company or any of its Subsidiaries.

“Nonqualified Stock Option” means a Stock Option granted under Section 6 hereof that is not an Incentive Stock Option.

“Participant” means any Eligible Person who holds an outstanding Award under the Plan. 2

“Person” means an individual, corporation, partnership, association, trust, unincorporated organization, limited liability company or other legal entity. All references to Person shall include an individual Person or a group (as defined in Rule 13d-5 under the Exchange Act) of Persons.

“Plan” means the Definitive Healthcare 0orp. 2021 Equity Incentive Plan as set forth herein, effective as of the Effective Date and as may be amended from time to time, as provided herein, and includes any sub-plan or appendix that may be created and approved by the Board to allow Eligible Persons of Subsidiaries to participate in the Plan.

“Restricted Stock Award” means a grant of shares of 0ommon Stock to an Eligible Person under Section 8 hereof that are issued subject to such vesting and transfer restrictions as the 0ommittee shall determine, and such other conditions, as are set forth in the Plan and the applicable Award Agreement.

“Restricted Stock Unit” means a contractual right granted to an Eligible Person under Section 9 hereof representing notional unit interests equal in value to a share of 0ommon Stock to be paid or distributed at such times, and subject to such conditions, as set forth in the Plan and the applicable Award Agreement.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Service” means a Participant’s employment with the 0ompany or any Subsidiary or a Participant’s service as a Non-Employee Director, consultant or other service provider with the 0ompany or any Subsidiary, as applicable.

“Stock Appreciation Right” means a contractual right granted to an Eligible Person under Section 7 hereof entitling such Eligible Person to receive a payment, representing the excess of the Fair Market Value of a share of 0ommon Stock over the base price per share of the right, at such time, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Stock-Based Award” means a grant of shares of 0ommon Stock or any award that is valued by reference to shares of Common Stock to an Eligible Person under Section 10 hereof.

“Stock Option” means a contractual right granted to an Eligible Person under Section 6 hereof to purchase shares of Common Stock at such time and price, and subject to such conditions, as are set forth in the Plan and the applicable Award Agreement.

“Subsidiary” means an entity (whether or not a corporation) that is wholly or majority owned or controlled, directly or indirectly, by the Company or any other Affiliate of the 0ompany that is so designated, from time to time, by the Committee, during the period of such Affiliated status; provided, however, that with respect to Incentive Stock Options, the term “Subsidiary” shall include only an entity that qualifies under Section 424(f) of the Code as a “subsidiary corporation” with respect to the Company.

“Treasury Regulations” means regulations promulgated by the United States Treasury Department.

Administration.

Committee Members. The Plan shall be administered by the Committee. To the extent deemed necessary by the Board, each Committee member shall satisfy the requirements for (i) an “independent director” under rules adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed and (ii) a “nonemployee director” within the meaning of Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the mere fact that a Committee member shall fail to qualify under any of the foregoing requirements shall not invalidate any Award made by the Committee which Award is otherwise validly made under the Plan. The Board may exercise all powers of the Committee hereunder and may directly administer the Plan. Neither the Company nor any member of the Board or Committee shall be liable for any action or determination made in good faith by the Board or Committee with respect to the Plan or any Award thereunder.

Committee Authority. The Committee shall have all powers and discretion necessary or appropriate to administer the Plan and to control its operation, including, but not limited to, the power to (i) determine the Eligible Persons to whom Awards shall be granted under the Plan, (ii) prescribe the restrictions, terms and conditions of all Awards, (iii) interpret the Plan and terms of the Awards, (iv) adopt rules for the administration, interpretation and application of the Plan as are consistent therewith, and interpret, amend or revoke any such rules, (v) make all determinations with respect to a Participant’s Service and the termination of such Service for purposes of any Award, (vi) correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in the Plan or any Award thereunder, (vii) make all determinations it deems advisable for the administration of the Plan, (viii) decide all disputes arising in connection with the Plan and to otherwise supervise the administration of the Plan, (ix) subject to the terms of the Plan, amend the terms of an Award in any manner that is not inconsistent with the Plan, (x) accelerate the vesting or, to the extent applicable, exercisability of any Award at any time (including, but not limited to, upon a Change in Control or upon termination of Service of a Participant under certain circumstances (including, without limitation, upon retirement)) and (xi) adopt such procedures, modifications or subplans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are foreign nationals or provide services outside of the United States. The Committee’s determinations under the Plan need not be uniform and may be made by the Committee selectively among Participants and Eligible Persons, whether or not such Persons are similarly situated. The Committee shall, in its discretion, consider such factors as it deems relevant in making its interpretations, determinations and actions under the Plan including, without limitation, the recommendations or advice of any officer or employee of the Company or board of directors of a Subsidiary or such attorneys, consultants, accountants or other advisors as it may select. All interpretations, determinations, and actions by the Committee shall be final, conclusive, and binding upon all parties.

Delegation of Authority. The Committee shall have the right, from time to time, to delegate in writing to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of Section 157(c) of the Delaware General Corporation Law (or other successor provision), other applicable law or such other limitations as the Committee shall determine. In no event shall any such delegation of authority be permitted with respect to Awards granted to any member of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act. The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action was undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

Shares Subject to the Plan.

Number of Shares Reserved. Subject to adjustment as provided in Section 4.3 and Section 4.5 hereof, the total number of shares of Common Stock that are available for issuance under the Plan (the “Share Reserve”) shall equal 33,989,039. Within the Share Reserve, the total number of shares of Common Stock available for issuance as Incentive Stock Options shall equal the maximum number of shares available for issuance under the Plan. Each share of Common Stock subject to an Award shall reduce the Share Reserve by one share. Any shares of Common Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

Annual Increase in Shares Reserved. On the first day of each fiscal year of the Company during the term of the Plan, commencing on January 1, 2023 and ending on (and including) January 1, 2032, the aggregate number of shares of Common Stock that may be issued under the Plan shall automatically increase by a number equal to the least of (i) 5% of the total number of shares of Common Stock actually issued and outstanding on the last day of the preceding fiscal year, (ii) a number of shares of Common Stock determined by the Board; and (iii) 8,989,039 shares of Common Stock.

Share Replenishment. Following the Effective Date, to the extent that an Award granted under this Plan is canceled, expired, repurchased, forfeited, surrendered, exchanged for cash, settled in cash or by delivery of fewer shares of Common Stock than the number underlying the Award, or otherwise terminated without delivery of the shares of Common Stock to the Participant under the Plan, the unissued shares of Common Stock will (i) not be deemed to have been delivered under the Plan, (ii) be available for future Awards under the Plan, and (iii) increase the Share Reserve by one share for each share that is retained by or returned to the Company. Shares of Common Stock that are withheld from any Award granted under this Plan in payment of the exercise, base or purchase price or taxes relating to such an Award shall be available for future Awards under the Plan, and shall increase the Share Reserve by one share for each share that is retained by or returned to the Company. Shares of Common Stock repurchased by the Company on the open market with the proceeds of an Option, will be deemed to have been delivered under the Plan and will not be available for future Awards under the Plan. The payment of dividend equivalents in cash in conjunction with any outstanding Award shall not count against the Share Reserve.

Awards Granted to Non-Employee Directors. No Non-Employee Director may be granted, during any calendar year, Awards having a fair value (determined on the date of grant) that, when added to all cash compensation paid to the Non-Employee Director in respect of the Non-Employee Director’s service as a member of the Board for such calendar year, exceeds (i) $1,000,000 in the year that the director is first elected to serve as a director on the Board; and (ii) $500,000 in each subsequent year.

Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary cash dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other corporate event or transaction or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), the Committee shall, in the manner and to the extent it considers appropriate and equitable to the Participants and consistent with the terms of the Plan, cause an adjustment to be made to (i) the maximum number and kind of shares of Common Stock or other securities provided in Sections 4.1 and 4.2 hereof, (ii) the number and kind of shares of Common Stock, units or other securities or rights subject to then outstanding Awards, (iii) the exercise, base or purchase price for each share or unit or other security or right subject to then outstanding Awards, (iv) other value determinations applicable to the Plan and/or outstanding Awards, and/or (v) any other terms of an Award that are affected by the event. Notwithstanding the foregoing, (a) any such adjustments shall, to the extent necessary to avoid additional taxes, be made in a manner consistent with the requirements of Section 409A of the Code and (b) in the case of Incentive Stock Options, any such adjustments shall, to the extent practicable, be made in a manner consistent with the requirements of Section 424(a) of the Code, unless otherwise determined by the Committee.

Eligibility and Awards.

Designation of Participants. Any Eligible Person may be selected by the Committee to receive an Award and become a Participant. The Committee has the authority, in its discretion, to determine and designate from time to time those Eligible Persons who are to be granted Awards, the types of Awards to be granted, the number of shares of Common Stock or units subject to Awards to be granted and the terms and conditions of such Awards consistent with the terms of the Plan. In selecting Eligible Persons to be Participants, and in determining the type and amount of Awards to be granted under the Plan, the Committee shall consider any and all factors that it deems relevant or appropriate. Designation of a Participant in any year shall not require the Committee to designate such Person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to such Participant in any other year.

Determination of Awards. The Committee shall determine the terms and conditions of all Awards granted to Participants in accordance with its authority under Section 3.2 hereof. An Award may consist of one type of right or benefit hereunder or of two or more such rights or benefits granted in tandem.

Award Agreements. Each Award granted to an Eligible Person shall be represented by an Award Agreement. The terms of the Award. as determined by the Committee. will be set forth in the applicable Award Agreements as described in Section 14.2 hereof.

Stock Options.

Grant of 5tock Options. A Stock Option may be granted to any Eligible Person selected by the Committee. except that an Incentive Stock Option may be granted only to an Eligible Person satisfying the conditions of Section 6.7(a) hereof. Each Stock Option shall be designated on the Date of Grant. in the discretion of the Committee. as an Incentive Stock Option or as a

Nonqualified Stock Option. All Stock Options granted under the Plan are intended to comply with or be exempt from the requirements of Section 409A of the Code. to the extent applicable.

Exercise Price. Unless otherwise determined by the Committee. the exercise price per share of a Stock Option (other than a Stock Option substituted or assumed under Section 14.10) shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant. The Committee may in its discretion specify an exercise price per share that is higher than the Fair Market Value of a share of Common Stock on the Date of Grant.

Vesting of Stock Options. The Committee shall. in its discretion. prescribe in an award agreement the time or times at which or the conditions upon which. a Stock Option or portion thereof shall become vested and/or exercisable. The requirements for vesting and exercisability of a Stock Option may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods). on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Option are not satisfied. the Award shall be forfeited.

Term of Stock Options. The Committee shall in its discretion prescribe in an Award Agreement the period during which a vested Stock Option may be exercised; provided, however, that the maximum term of a Stock Option shall be ten (10) years from the Date of Grant. If the Fair Market Value of a share of Common Stock exceeds the Exercise Price on the last day that the Stock Option may be exercised under an Award Agreement. the affected Participant shall be deemed to have exercised the vested portion of such Option in a net exercise under Section 6.5(ii)(C) below and net share withholding for taxes (unless otherwise agreed) without the requirement of any further action. The Committee may provide that a Stock Option will cease to be exercisable upon or at the end of a specified time period following a termination of Service for any reason as set forth in the Award Agreement or otherwise. A Stock Option may be earlier terminated as specified by the Committee and set forth in an Award Agreement upon or following the termination of a Participant’s Service with the Company or any Subsidiary, including by reason of voluntary resignation, death, Disability, termination for Cause or any other reason. Subject to compliance with Section 409A of the Code, as applicable, and the provisions of this Section 6, the Committee may extend at any time the period in which a Stock Option may be exercised, but not beyond ten (10) years from the Date of Grant.

Stock Option Exercise; Tax Withholding. Subject to such terms and conditions as specified in an Award Agreement (including applicable vesting requirements), a Stock Option may be exercised in whole or in part at any time during the term thereof by notice in the form required by the Company, together with payment of the aggregate exercise price and applicable withholding tax. Payment of the exercise price may be made: (i) in cash or by cash equivalent acceptable to the Committee, or, (ii) to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise (A) in shares of Common Stock valued at the Fair Market Value of such shares on the date of exercise, (B) through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the exercise price, (C) by reducing the number of shares of Common Stock otherwise deliverable upon the exercise of the Stock Option by the number of shares of Common Stock having a Fair Market Value on the date of exercise equal to the exercise price, (D) by a combination of the methods described above or (E) by such other method as may be approved by the Committee. In accordance with Section 14.11 hereof, and in addition to and at the time of payment of the exercise price, the Participant shall pay to the Company the full amount of any and all applicable income tax, employment tax and other amounts required to be withheld in connection with such exercise, payable under such of the methods described above for the payment of the exercise price as may be approved by the Committee and set forth in the Award Agreement.

Limited Transferability of Nonqualified Stock Options. All Stock Options shall be nontransferable except (i) upon the Participant’s death, in accordance with Section 14.3 hereof or (ii) in the case of Nonqualified Stock Options only, for the transfer of all or part of the Stock Option to a Participant’s “family member” (as defined for purposes of the Form S-8 registration statement under the Securities Act), or as otherwise permitted by the Committee to the extent also permitted by the general instructions of the Form S-8 registration statement, as may be amended from time to time, in each case as may be approved by the Committee in its discretion at the time of proposed transfer; provided, in each case, that any permitted transfer shall be for no consideration. The transfer of a Nonqualified Stock Option may be subject to such terms and conditions as the Committee may in its discretion impose from time to time. Subsequent transfers of a Nonqualified Stock Option shall be prohibited other than in accordance with Section 14.3 hereof.

Additional Rules for Incentive Stock Options.

Eligibility. An Incentive Stock Option may be granted only to an Eligible Person who is considered an employee for purposes of Treasury Regulation Section 1.421-1(h) with respect to the Company or any Subsidiary that qualifies as a “subsidiary corporation” with respect to the Company for purposes of Section 424(f) of the Code.

Annual Limits. No Incentive Stock Option shall be granted to a Participant as a result of which the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Stock with respect to which incentive stock options under Section 422 of the Code are exercisable for the first time in any calendar year under the Plan and any other stock option plans of the Company or any Subsidiary or parent corporation, would exceed $100,000, determined in accordance with Section 422(d) of the Code. This limitation shall be applied by taking Stock Options into account in the order in which granted. Any Stock Option grant that exceeds such limit shall be treated as a Non9ualified Stock Option.

Additional Limitations. In the case of any Incentive Stock Option granted to an Eligible Person who owns, either directly or indirectly (taking into account the attribution rules contained in Section 424(d) of the Code), stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary, the exercise price shall not be less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the Date of Grant and the maximum term shall be five (5) years.

Termination of Service. An Award of an Incentive Stock Option may provide that such Stock Option may be exercised not later than (i) three (3) months following termination of Service of the Participant with the Company and all Subsidiaries (other than as set forth in clause (ii) of this Section 6.7(d)) or (ii) one year following termination of Service of the Participant with the Company and all Subsidiaries due to death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, in each case as and to the extent determined by the Committee to comply with the re9uirements of Section 422 of the Code.

Other Terms and Conditions; Nontransferability. Any Incentive Stock Option granted hereunder shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as are deemed necessary or desirable by the Committee, which terms, together with the terms of the Plan, shall be intended and interpreted to cause such Incentive Stock Option to 9ualify as an “incentive stock option” under Section 422 of the Code. A Stock Option that is granted as an Incentive Stock Option shall, to the extent it fails to 9ualify as an “incentive stock option” under the Code, be treated as a Non9ualified Stock Option. An Incentive Stock Option shall by its terms be nontransferable other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of a Participant only by such Participant.

Disqualifying Dispositions. If shares of Common Stock ac9uired by exercise of an Incentive Stock Option are disposed of within two years following the Date of Grant or one year following the transfer of such shares to the Participant upon exercise, the Participant shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Company may reasonably re9uire.

Repricing Prohibited. Subject to the adjustment provisions contained in Section 4.5 hereof and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Option when the exercise price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Option that would have the effect of reducing the exercise price of such a Stock Option previously granted under the Plan or otherwise approve any modification to such a Stock Option, that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Option until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

Stock Appreciation Rights.

Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to any Eligible Person selected by the Committee. Stock Appreciation Rights may be granted on a basis that allows for the exercise of the right by the Participant, or that provides for the automatic exercise or payment of the right upon a specified date or event. Stock Appreciation Rights shall be non-transferable, except as provided in Section 14.3 hereof. All Stock Appreciation Rights granted under the Plan are intended to comply with or otherwise be exempt from the requirements of Section 409A of the Code, to the extent applicable.

Terms of Stock Appreciation Rights. The Committee shall in its discretion provide in an Award Agreement the time or times at which or the conditions upon which, a Stock Appreciation Right or portion thereof shall become vested and/or exercisable. If the Fair Market Value of a share of Common Stock exceeds the base price on the last day that the Stock Appreciation Right may be exercised under an Award Agreement, the affected Participant shall be deemed to have exercised the vested portion of such Stock Appreciation Right and net share withholding for taxes (unless otherwise agreed) without the requirement of any further action. The requirements for vesting and exercisability of a Stock Appreciation Right may be based on the continued Service of a

Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Stock Appreciation Right are not satisfied, the Award shall be forfeited. A Stock Appreciation Right will be exercisable or payable at such time or times as determined by the Committee; provided, however, that the maximum term of a Stock Appreciation Right shall be ten (10) years from the Date of Grant. Subject to compliance with Section 409A of the Code, as applicable, and the provisions of this Section 7.2, the Committee may extend at any time the period in which a Stock Appreciation Right may be exercised, but not beyond ten (10) years from the Date of Grant. The Committee may provide that a Stock Appreciation Right will cease to be exercisable upon or at the end of a period following a termination of Service for any reason. The base price of a Stock Appreciation Right shall be determined by the Committee in its discretion; provided, however, that the base price per share shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the Date of Grant (other than with respect to a Stock Appreciation Right substituted or assumed under Section 14.10).

Payment of Stock Appreciation Rights. A Stock Appreciation Right will entitle the holder, upon exercise or other payment of the Stock Appreciation Right, as applicable, to receive an amount determined by multiplying: (i) the excess of the Fair Market Value of a share of Common Stock on the date of exercise or payment of the Stock Appreciation Right over the base price of such Stock Appreciation Right, by (ii) the number of shares as to which such Stock Appreciation Right is exercised or paid. Payment of the amount determined under the foregoing may be made, as approved by the Committee and set forth in the Award Agreement, in shares of Common Stock valued at their Fair Market Value on the date of exercise or payment, in cash or in a combination of shares of Common Stock and cash, subject to applicable tax withholding requirements.

Repricing Prohibited. Subject to the adjustment provisions contained in Section 4.5 hereof and other than in connection with a Change in Control, without the prior approval of the Company’s stockholders, neither the Committee nor the Board shall cancel a Stock Appreciation Right when the base price per share exceeds the Fair Market Value of one share of Common Stock in exchange for cash or another Award or cause the cancellation, substitution or amendment of a Stock Appreciation Right that would have the effect of reducing the base price of such a Stock Appreciation Right previously granted under the Plan or otherwise approve any modification to such Stock Appreciation Right that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by the NASDAQ or other principal exchange on which the Common Stock is then listed.

No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares underlying a Stock Appreciation Right unless and until such time as shares or Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

Restricted Stock Awards.

Grant of Restricted Stock Awards. A Restricted Stock Award may be granted to any Eligible Person selected by the Committee. The Committee may require the payment by the Participant of a specified purchase price in connection with any Restricted Stock Award.

Vesting Requirements. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in the Award Agreement. The requirements for vesting of a Restricted Stock Award may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Award are not satisfied, the Award shall be forfeited and the shares of Common Stock subject to the Award shall be returned to the Company.

Transfer Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge or charge until all applicable restrictions are removed or have expired, except as provided in Section 14.3 hereof. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock being forfeited and returned to the Company. The Committee may require in an Award Agreement that certificates (if any) representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed, and that certificates (if any) representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired.

Rights as Stockholder. Subject to the foregoing provisions of this Section 8 and the applicable Award Agreement, the Participant shall have all rights of a stockholder with respect to the shares granted to the Participant under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted. The Committee shall determine and set forth in a Participant’s Award Agreement whether or not a Participant holding a Restricted Stock Award granted hereunder shall have the right to exercise voting rights with respect to the period during which the Restricted Stock Award is subject to forfeiture (the

“Restriction Period”), and have the right to receive dividends on the Restricted Stock Award during the Restriction Period (and, if so, on what terms) provided that if a Participant has the right to receive dividends paid with respect to the Restricted Stock Award, such dividends shall be subject to the same vesting terms as the related Restricted Stock Award.

Section 83(b) Election. If a Participant makes an election pursuant to Section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall file, within thirty (30) days following the Date of Grant, a copy of such election with the Company and with the Internal Revenue Service, in accordance with the regulations under Section 83 of the Code. The Committee may provide in an Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

Restricted Stock Units.

Grant of Restricted Stock Units. A Restricted Stock Unit may be granted to any Eligible Person selected by the Committee. The value of each Restricted Stock Unit is equal to the Fair Market Value of a share of Common Stock on the applicable date or time period of determination, as specified by the Committee. Restricted Stock Units shall be subject to such restrictions and conditions as the Committee shall determine. Restricted Stock Units shall be non-transferable, except as provided in Section 14.3 hereof.

Vesting of Restricted Stock Units. The Committee shall, in its discretion, determine any vesting requirements with respect to Restricted Stock Units, which shall be set forth in the Award Agreement. The requirements for vesting of a Restricted Stock Unit may be based on the continued Service of the Participant with the Company or a Subsidiary for a specified time period (or periods), on the attainment of a specified performance goal(s) and/or on such other terms and conditions as approved by the Committee in its discretion. If the vesting requirements of a Restricted Stock Unit Award are not satisfied, the Award shall be forfeited.

Payment of Restricted Stock Units. Restricted Stock Units shall become payable to a Participant at the time or times determined by the Committee and set forth in the Award Agreement, which may be upon or following the vesting of the Award. Payment of a Restricted Stock Unit may be made, as approved by the Committee and set forth in the Award Agreement, in cash or in shares of Common Stock or in a combination thereof, subject to applicable tax withholding requirements. Any cash payment of a Restricted Stock Unit shall be made based upon the Fair Market Value of a share of Common Stock, determined on such date or over such time period as determined by the Committee.

Dividend Equivalent Rights. Dividends shall not be paid with respect to Restricted Stock Units. Dividend equivalent rights may be granted with respect to the Shares subject to Restricted Stock Units to the extent permitted by the Committee and set forth in the applicable Award Agreement; provided that any dividend equivalent rights granted shall be subject to the same vesting terms as the related Restricted Stock Units.

No Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares subject to a Restricted Stock Unit until such time as shares of Common Stock are delivered to the Participant pursuant to the terms of the Award Agreement.

Stock-Based Awards.

Grant of Stock-Based Awards. A Stock-Based Award may be granted to any Eligible Person selected by the Committee. A Stock-Based Award may be granted for past Services, in lieu of bonus or other cash compensation, as directors’ compensation or for any other valid purpose as determined by the Committee, and shall be based upon or calculated by reference to the Common Stock. The Committee shall determine the terms and conditions of such Awards, and such Awards may be made without vesting requirements. In addition, the Committee may, in connection with any Stock-Based Award, require the payment of a specified purchase price.

Rights as Stockholder. The Participant shall not have any rights as a stockholder with respect to the shares of Common Stock, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, until such time as shares of Common Stock, if any, are issued to the Participant pursuant to the terms of the Award Agreement. If a Participant has the right to receive dividends paid with respect to the Stock-Based Award, such dividends shall be subject to the same vesting terms as the related Stock-Based Award, if applicable.

Change in Control.

Effect on Awards. Upon the occurrence of a Change in Control, all outstanding Awards shall either be (a) continued or assumed by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent (with such continuation or assumption including conversion into the right to receive securities, cash or a combination of both), or (b) substituted by the surviving company or corporation or its parent for awards (with such substitution including conversion into the right to receive securities, cash or a combination of both), with substantially similar terms for outstanding Awards (with appropriate adjustments to the type of consideration payable upon settlement of the Awards or other relevant factors, and with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee (with the Award remaining subject only to time vesting), unless otherwise provided in an Award Agreement).

Certain Adjustments. Notwithstanding Section 11.1, to the extent that outstanding Awards are not continued, assumed or substituted pursuant to Section 11.1 upon the occurrence of a Change in Control, the Committee is authorized (but not obligated) to make adjustments in the terms and conditions of outstanding Awards, including without limitation the following (or any combination thereof):

acceleration of exercisability, vesting and/or payment of outstanding Awards immediately prior to the occurrence of such event or upon or following such event;

upon written notice, providing that any outstanding Stock Options and Stock Appreciation Rights are exercisable during a period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Stock Options and Stock Appreciation Rights shall terminate to the extent not so exercised within the relevant period; and

cancellation of all or any portion of outstanding Awards for fair value (in the form of cash, Common Shares, other property or any combination thereof) as determined in the sole discretion of the Committee; provided, however, that, in the case of Stock Options and Stock Appreciation Rights or similar Awards, the fair value may equal the excess, if any, of the value or amount of the consideration to be paid in the Change in Control transaction to holders of shares of Common Stock (or, if no such consideration is paid, Fair Market Value of the shares of Common Stock) over the aggregate exercise or base price, as applicable, with respect to such Awards or portion thereof being canceled, or if there is no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of Common Shares in connection with the Change in Control.

Certain Terminations of Service. Notwithstanding the provisions of Section 11.1, if a Participant’s Service with the Company and its Subsidiaries is terminated upon or within twenty four (24) months following a Change in Control by the Company without Cause or upon such other circumstances as determined by the Committee, the unvested portion (if any) of all outstanding Awards held by the Participant shall immediately vest (and, to the extent applicable, become exercisable) and be paid in full upon such termination, with any applicable performance conditions deemed achieved (i) for any completed performance period, based on actual performance, or (ii) for any partial or future performance period, at the greater of the target level or actual performance, in each case as determined by the Committee, unless otherwise provided in an Award Agreement.

Definition of Change in Control. Unless otherwise defined in an Award Agreement or other written agreement approved by the Committee “Change in Control” means and shall occur if:

any Person (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of Common Stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities;

during any period of two consecutive years (the “Board Measurement Period”) individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in paragraph (a), (c), or (d) of this section, or a director initially elected or nominated as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of pro7ies by or on behalf of any Person other than the Board) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the Board Measurement Period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person (other than those covered by the exceptions in (i) above) acquires more than 50% of the combined voting power of the Company’s then outstanding securities shall not constitute a Change in Control of the Company; or

the stockholders of the Company approve the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than (i) the sale or disposition of all or substantially all of the assets of the Company to a Person or Persons who beneficially own, directly or indirectly, more than 50% of the combined voting power of the outstanding voting securities of the Company at the time of the sale or disposition or (ii) pursuant to a spinoff type transaction, directly or indirectly, of such assets to the stockholders of the Company.

Notwithstanding the foregoing, to the extent necessary to comply with Section 409A of the Code with respect to the payment of “nonqualified deferred compensation,” “Change in Control” shall be limited to a “change in control event” as defined under Section 409A of the Code.

Forfeiture Events.

General. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award are subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of Service for Cause, violation of laws, regulations or material Company policies, breach of noncompetition, non-solicitation, confidentiality or other restrictive covenants that may app(y to the Participant, application of a Company clawback policy relating to financial restatement, or other conduct by the Participant that is detrimental to the business or reputation of the Company.

Termination for Cause.

Treatment of Awards. Unless otherwise provided by the Committee and set forth in an Award Agreement, if (i) a Participant’s Service with the Company or any Subsidiary shall be terminated for Cause or (ii) after termination of Service for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of Service for Cause or (2) after termination, the Participant engages in conduct that violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, such Participant’s rights, payments and benefits with respect to an Award shall be subject to cancellation, forfeiture and/or recoupment, as provided in Section 12.3 below. The Company shall have the power to determine whether the Participant has been terminated for Cause, the date upon which such termination for Cause occurs, whether the Participant engaged in an act or omission which would have warranted termination of Service for Cause or engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary. Any such determination shall be final, conclusive and binding upon all Persons. In addition, if the Company shall reasonably determine that a Participant has committed or may have committed any act which could constitute the basis for a termination of such Participant’s Service for Cause or violates any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, the Company may suspend the Participant’s rights to exercise any Stock Option or Stock Appreciation Right, receive any payment or vest in any right with respect to any Award pending a determination by the Company of whether an act or omission could constitute the basis for a termination for Cause as provided in this Section 12.2.

Definition of Cause. “Cause” means with respect to a Participant’s termination of Service, the following: (a) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant (or where there is such an agreement but it does not define “cause” (or words of like import, which shall include but not be limited to “gross misconduct”)), termination due to a Participant’s (1) failure to substantially perform Participant’s duties or obey lawful directives that continues after receipt of written notice from the Company and a 10-day opportunity to cure; (2) gross misconduct or gross negligence in the performance of Participant’s duties; (3) fraud, embezzlement, theft, or any other act of material dishonesty or misconduct; (4) conviction of, indictment for, or plea of guilty or nolo contendere to, a felony or any crime involving moral turpitude; (5) material breach or violation of any agreement with the Company or its Affiliates, any restrictive covenant applicable to Participant, or any Company policy (including, without limitation, with respect to harassment); or (6) other conduct, acts or omissions that, in the good faith judgment of the Company, are likely to materially injure the reputation, business or a business relationship of the Company or any of its Affiliates; or (b) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant that defines “cause” (or words of like import, which shall include but not be limited to “gross misconduct”), “cause” as defined under such agreement. With respect to a termination of Service for a non-employee director, Cause means an act or failure to act that constitutes cause for removal of a director under applicable law. Any voluntary termination of Service by the Participant in anticipation of an involuntary termination of the Participant’s Service for Cause shall be deemed to be a termination for Cause.

Right of Recapture.

General. If at any time within one year (or such longer time specified in an Award Agreement or other agreement with a Participant or policy applicable to the Participant) after the date on which a Participant exercises a Stock Option or Stock Appreciation Right or on which a Stock-Based Award, Restricted Stock Award or Restricted Stock Unit vests, is settled in shares or otherwise becomes payable, or on which income otherwise is realized or property is received by a Participant in connection with an Award, (i) a Participant’s Service is terminated for Cause, (ii) the Committee determines in its discretion that the Participant is subject to any recoupment of benefits pursuant to the Company’s compensation recovery, “clawback” or similar policy, as may be in effect from time to time, or (iii) after a Participant’s Service terminates for any other reason, the Committee determines in its discretion either that, (1) during the Participant’s period of Service, the Participant engaged in an act or omission which would have warranted termination of the Participant’s Service for Cause or (2) after a Participant’s termination of Service, the Participant engaged in conduct that violated any continuing obligation or duty of the Participant in respect of the Company or any Subsidiary, then, at the sole discretion of the Committee, any gain realized by the Participant from the exercise, vesting, payment, settlement or other realization of income or receipt of property by the Participant in connection with an Award, shall be repaid by the Participant to the Company upon notice from the Company, subject to applicable law. Such gain shall be determined as of the date or dates on which the gain is realized by the Participant, without regard to any subsequent change in the Fair Market Value of a share of Common Stock. To the extent not otherwise prohibited by law, the Company shall have the right to offset the amount of such repayment obligation against any amounts otherwise owed to the Participant by the Company (whether as wages, vacation pay or pursuant to any benefit plan or other compensatory arrangement).

Accounting Restatement. If a Participant receives compensation pursuant to an Award under the Plan based on financial statements that are subsequently restated in a way that would decrease the value of such compensation, the Participant will, to the extent not otherwise prohibited by law, upon the written request of the Company, forfeit and repay to the Company the difference between what the Participant received and what the Participant should have received based on the accounting restatement, in accordance with (i) any compensation recovery, “clawback” or similar policy, as may be in effect from time to time to which such Participant is subject and (ii) any compensation recovery, “clawback” or similar policy made applicable by law including the provisions of Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules, regulations and requirements adopted thereunder by the Securities and Exchange Commission and/or any national securities exchange on which the Company’s equity securities may be listed (the “Policy”). By accepting an Award hereunder, the Participant acknowledges and agrees that the Policy, whenever adopted, shall apply to such Award, and all incentive-based compensation payable pursuant to such Award shall be subject to forfeiture and repayment pursuant to the terms of the Policy.

Transfer, Leave of Absence, Etc. For purposes of the Plan, except as otherwise determined by the Committee, the following events shall not be deemed a termination of Service: (a) a transfer to the service of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or (b) an approved leave of absence for military service or sickness, a leave of absence where the employees right to re-employment is protected either by a statute or by contract or under the policy pursuant to which the leave of absence was granted, a leave of absence for any other purpose approved by the Company or if the Committee otherwise so provides in writing.

General Provisions.

Status of Plan. The Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver shares of Common Stock or make payments with respect to Awards.

Award Agreement. An Award under the Plan shall be evidenced by an Award Agreement in a written or electronic form approved by the Committee setting forth the number of shares of Common Stock or other amounts or securities subject to the Award, the exercise price, base price or purchase price of the Award, the time or times at which an Award will become vested, exercisable or payable and the term of the Award. The Award Agreement also may set forth the effect on an Award of a Change in Control and/or a termination of Service under certain circumstances. The Award Agreement shall be subject to and incorporate, by reference or otherwise, all of the applicable terms and conditions of the Plan, and also may set forth other terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of the Plan. The grant of an Award under the Plan shall not confer any rights upon the Participant holding such Award other than such terms, and subject to such conditions, as are specified in the Plan as being applicable to such type of Award (or to all Awards) or as are expressly set forth in the Award Agreement. The Committee need not require the execution of an Award Agreement by a Participant, in which case, acceptance of the Award by the Participant shall constitute agreement by the Participant to the terms, conditions, restrictions and limitations set forth in the Plan and the Award Agreement as well as the administrative guidelines of the Company in effect from time to time. In the event of any conflict between the provisions of the Plan and any Award Agreement, the provisions of the Plan shall prevail.

No Assignment or Transfer; Beneficiaries. Except as provided in Section 6.6 hereof or as otherwise provided by the Committee to the extent not prohibited under Section A.1.(5) of the general instructions of Form S-8, as may be amended from time to time, Awards under the Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Committee, an outstanding Award may be exercised by or shall become payable to the Participant’s beneficiary as determined under the Company 401(k) retirement plan or other applicable retirement or pension plan. In lieu of such determination, a Participant may, from time to time, name any beneficiary or beneficiaries to receive any benefit in case of the Participant’s death before the Participant receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant and will be effective only when filed by the Participant in writing (in such form or manner as may be prescribed by the Committee) with the Company during the Participant’s lifetime. In the absence of a valid designation as provided above, if no validly designated beneficiary survives the Participant or if each surviving validly designated beneficiary is legally impaired or prohibited from receiving the benefits under an Award, the Participant’s beneficiary shall be the legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Committee may provide in the terms of an Award Agreement or in any other manner prescribed by the Committee that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death. Any transfer permitted under this Section 14.3 shall be for no consideration.

No Right to Employment or Continued Service. Nothing in the Plan, in the grant of any Award or in any Award Agreement shall confer upon any Eligible Person or any Participant any right to continue in the Service of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any of its Subsidiaries to terminate the employment or other service relationship of an Eligible Person or a Participant for any reason or no reason at any time.

Rights as Stockholder. A Participant shall have no rights as a holder of shares of Common Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of such securities. Except as provided in Section 4.5 hereof, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend payments or dividend equivalent rights. The Committee may determine in its discretion the manner of delivery of Common Stock to be issued under the Plan, which may be by delivery of stock certificates, electronic account entry into new or existing accounts or any other means as the Committee, in its discretion, deems appropriate. The Committee may require that the stock certificates (if any) be held in escrow by the Company for any shares of Common Stock or cause the shares to be legended in order to comply with the securities laws or other applicable restrictions. Should the shares of Common Stock be represented by book or electronic account entry rather than a certificate, the Committee may take such steps to restrict transfer of the shares of Common Stock as the Committee considers necessary or advisable.

Trading Policy and Other Restrictions. Transactions involving Awards under the Plan shall be subject to the Company’s insider trading and other restrictions, terms, conditions and policies, established by the Committee from time to time or by applicable law.

Section 409A Compliance. To the extent applicable, it is intended that the Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code. In the event that any (i) provision of the Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of the Plan is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements. No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or an Award Agreement upon a termination of Service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six (6) months plus one (1) day following the date of the Participant’s termination of Service or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A). For purposes of Section 409A of the Code, a Participant’s right to receive any installment payments pursuant to this Plan or any Award granted hereunder shall be treated as a right to receive a series of separate and distinct payments. For the avoidance of doubt, each applicable tranche of Common Shares subject to vesting under any Award shall be considered a right to receive a series of separate and distinct payments. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

Section 457A Compliance. In the event any Award is subject to Section 457A of the Code (“Section 457A”), the Committee may, in its sole discretion and without a Participant’s prior consent, amend the Plan and/or Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and actions with retroactive effect) as are necessary or appropriate to (i) exempt the Plan and/or any Award from the application of Section 457A, (ii) preserve the intended tax treatment of any such Award, or (iii) comply with the requirements of Section 457A, including without limitation any such regulations, guidance, compliance programs and other interpretative authority that may be issued after the date of the grant. To the extent that an Award constitutes deferred compensation subject to Section 457A, such Award will be subject to taxation in accordance with Section 457A. In no event whatsoever shall the Company be liable for any additional tax, interest or penalties that may be imposed on a Participant by Section 457A of the Code or any damages for failing to comply with Section 457A of the Code.

Securities Law Compliance. No shares of Common Stock will be issued or transferred pursuant to an Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any exchanges upon which the shares of Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares of Common Stock pursuant to the grant or exercise of an Award, the Company may require the Participant to take any action that the Company determines is necessary or advisable to meet such requirements. The Committee may impose such conditions on any shares of Common Stock issuable under the Plan as it may deem advisable, including, without limitation, restrictions under the Securities Act, under the requirements of any exchange upon which such shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares. The Committee may also require the Participant to represent and warrant at the time of issuance or transfer that the shares of Common Stock are being acquired solely for investment purposes and without any current intention to sell or distribute such shares.

Substitution or Assumption of Awards in Corporate Transactions. The Committee may grant Awards under the Plan in connection with the acquisition, whether by purchase, merger, consolidation or other corporate transaction, of the business or assets of any corporation or other entity, in substitution for awards previously granted by such corporation or other entity or otherwise. The Committee may also assume any previously granted awards of a former employee or a current employee, director, consultant or other service provider of another corporation or entity that becomes an Eligible Person by reason of such corporation transaction. The terms and conditions of the substituted or assumed awards may vary from the terms and conditions that would otherwise be required by the Plan solely to the extent the Committee deems necessary for such purpose. To the extent permitted by applicable law and the listing requirements of the NASDAQ or other exchange or securities market on which the Common Shares are listed, any such substituted or assumed awards shall not reduce the Share Reserve.

Tax Withholding. The Participant shall be responsible for payment of any taxes or similar charges required by law to be paid or withheld from an Award or an amount paid in satisfaction of an Award. Any required withholdings shall be paid by the Participant on or prior to the payment or other event that results in taxable income in respect of an Award. The Award Agreement may specify the manner in which the withholding obligation shall be satisfied with respect to the particular type of Award, which may include permitting the Participant to elect to satisfy the withholding obligation by tendering shares of Common Stock to the Company or having the Company withhold a number of shares of Common Stock having a value in each case up to the maximum statutory tax rates in the applicable jurisdiction or as the Committee may approve in its discretion (provided that such withholding does not result in adverse tax or accounting consequences to the Company), or similar charge required to be paid or withheld. In addition, to the extent permitted by the Committee in its sole discretion in an Award Agreement or otherwise, and subject to Section 16 of the Securities Act, withholding may be satisfied through an open-market, broker-assisted sales transaction pursuant to which the Company is promptly delivered the amount of proceeds necessary to satisfy the withholding amount, which shall be subject to any terms and conditions imposed by the Committee. The Company shall have the power and the right to require a Participant to remit to the Company the amount necessary to satisfy federal, state, provincial and local taxes, domestic or foreign, required by law or regulation to be withheld, and to deduct or withhold from any shares of Common Stock deliverable under an Award to satisfy such withholding obligation.

Unfunded Plan. The adoption of the Plan and any reservation of shares of Common Stock or cash amounts by the Company to discharge its obligations hereunder shall not be deemed to create a trust or other funded arrangement. Except upon the issuance of shares of Common Stock pursuant to an Award, any rights of a Participant under the Plan shall be those of a general unsecured creditor of the Company, and neither a Participant nor the Participant’s permitted transferees or estate shall have any other interest in any assets of the Company by virtue of the Plan. Notwithstanding the foregoing, the Company shall have the right to implement or set aside funds in a grantor trust, subject to the claims of the Company’s creditors or otherwise, to discharge its obligations under the Plan.

Other Compensation and Benefit Plans. The adoption of the Plan shall not affect any other share incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of share incentive or other compensation or benefit program for employees of the Company or any Subsidiary. The amount of any compensation deemed to be received by a Participant pursuant to an Award shall not constitute includable compensation for purposes of determining the amount of benefits to which a Participant is entitled under any other compensation or benefit plan or program of the Company or a Subsidiary, including, without limitation, under any pension or severance benefits plan, except to the extent specifically provided by the terms of any such plan.

Plan Binding on Transferees. The Plan shall be binding upon the Company, its transferees and assigns, and the Participant, the Participant’s executor, administrator and permitted transferees and beneficiaries.

Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

Governing Law. The Plan, all Awards and all Award Agreements, and all claims or causes of action (whether in contract, tort or statute) that may be based upon, arise out of or relate to the Plan, any Award or Award Agreement, or the negotiation, execution or performance of any such documents or matter related thereto (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with the Plan, any Award or Award Agreement, or as an inducement to enter into any Award Agreement), shall be governed by, and enforced in accordance with, the internal laws of the State of Delaware, including its statutes of limitations and repose, but without regard to any borrowing statute that would result in the application of the statute of limitations or repose of any other jurisdiction.

No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares of Common Stock or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

No Guarantees Regarding Tax Treatment. Neither the Company nor the Committee make any guarantees to any Person regarding the tax treatment of Awards or payments made under the Plan. Neither the Company nor the Committee has any obligation to take any action to prevent the assessment of any tax on any Person with respect to any Award under Section 409A of the Code, Section 4999 of the Code or otherwise and neither the Company nor the Committee shall have any liability to a Person with respect thereto.

Data Protection. By participating in the Plan, each Participant consents to the collection, processing, transmission and storage by the Company, its Subsidiaries and any third party administrators of any data of a professional or personal nature for the purposes of administering the Plan and in connection with a Participant’s status as a stockholder of the Company upon the issuance of any shares of Common Stock pursuant to an Award.

Awards to Non-U.S. Participants. To comply with the laws in countries other than the United States in which the Company or any of its Subsidiaries or Affiliates operates or has employees, Non-Employee Directors or consultants, the Committee, in its sole discretion, shall have the power and authority to (i) modify the terms and conditions of any Award granted to Participants outside the United States to comply with applicable foreign laws, (ii) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals and (iii) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 14.20 by the Committee shall be attached to this Plan document as appendices.

Term; Amendment and Termination; Stockholder Approval.

Term. The Board has adopted this plan and the Plan shall be effective as of the day immediately prior to the date on which the Company’s registration statement on Form S-1 in connection with its initial public offering of Common Stock is declared effective by the Securities and Exchange Commission under the Securities Act, subject to approval of the Plan by the stockholders of the Company within 12 months of the adoption (the “Effective Date”). Subject to Section 15.2 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

Amendment and Termination. The Board may from time to time and in any respect, amend, modify, suspend or terminate the Plan; provided, however, that no amendment, modification, suspension or termination of the Plan shall materially and adversely affect any Award theretofore granted without the consent of the Participant or the permitted transferee of the Award. The Board may seek the approval of any amendment, modification, suspension or termination by the Company’s stockholders to the extent it deems necessary in its discretion for purposes of compliance with Section 422 of the Code or for any other purpose, and shall seek such approval to the extent it deems necessary in its discretion to comply with applicable law or listing requirements of NASDAQ or other exchange or securities market. Notwithstanding the foregoing, the Board shall have broad authority to amend the Plan or any Award under the Plan without the consent of a Participant to the extent it deems necessary or desirable in its discretion to comply with, take into account changes in, or interpretations of, applicable tax laws, securities laws, employment laws, accounting rules and other applicable laws, rules and regulations.

styleIPCP.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control numberHave the 12 digit control number located in the box above available when you access the website and follow the instructions. Internet: Definitive Healthcare Corp. Annual Meeting of Stockholders www.proxypush.com/DH • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For stockholders of record as of April 13, 2026 Thursday, June 4, 2026 at 2:00 PM, Eastern Time 492 Old Connecticut Path, Suite 401, Framingham, MA 01701 Phone: 1-866-460-4208 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 2:00 PM, Eastern Time, June 4, 2026. This proxy is being solicited on behalf of the Board of Directors of Definitive Healthcare Corp. The undersigned hereby appoints Jonathan Paris, Casey Heller and Kevin Coop (the "Named Proxies"), and each or any of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Definitive Healthcare Corp. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and in their discretion upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof (including, without limitation, with discretionary authority with respect to Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve), conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S) OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign, date (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Definitive Healthcare Corp. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4 BOARD OF DIRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. To elect the three Class II directors of Definitive Healtcare Corp. named below, each to serve a three-year term expiring at the 2029 annual meeting of stockholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal. FOR WITHHOLD 1.01 Sastry Chilukuri FOR #P2# #P2# 1.02 Chris Egan FOR #P3# #P3# 1.03 Samuel A. Hamood FOR #P4# #P4# FOR AGAINST ABSTAIN 2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered FOR #P5# #P5# #P5# public accounting firm for the fiscal year ending December 31, 2026. 3. To approve an amendment to the Definitive Healthcare Corp. 2021 Equity Incentive Plan (the FOR #P6# #P6# #P6# “2021 Plan”), to increase the number of shares of Class A Common Stock, par value $0.001 per share that we will have authority to grant under the 2021 Plan by 15,000,000 from 30,972,789 to 45,972,789. 4. To approve, on an advisory basis, the compensation of the Company’s Named Executive FOR #P7# #P7# #P7# Officers, as disclosed in this Proxy Statement. Note: In their discretion, the Named Proxies, Jonathan Paris, Casey Heller and Kevin Coop, are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Check here if you would like to attend the meeting in person. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Signature (if held jointly)